UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

BENEFIT STREET PARTNERS REALTY TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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9 West 57th Street, Suite 4920
New York, New York 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Wednesday, May 31, 2017

March 30, 2017

To the Stockholders of Benefit Street Partners Realty Trust, Inc.:

I am pleased to invite our stockholders to the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Benefit Street Partners Realty Trust, Inc., a Maryland corporation (“we,” “us,” “our” or the “Company”). The Annual Meeting will be held on Wednesday, May 31, 2017 at the Harmonie Club at 4 East 60th Street, New York, New York 10022, commencing at 10:00 A.M. (Eastern time). At the Annual Meeting, you will be asked to consider and vote upon (i) the election of five members to the Board of Directors, (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017, (iii) the approval of certain amendments to the Company’s charter, and (iv) such other matters as may properly come before the Annual Meeting and any adjournment thereof.

Our Board of Directors has fixed the close of business on March 27, 2017 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Record holders of shares of our common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. We make proxy materials available to our stockholders on the Internet. You can access proxy materials at www.proxyvote.com/BSPRT. You also may authorize your proxy via the Internet or by telephone by following the instructions on that website. In order to authorize your proxy via the Internet or by telephone, you must have the stockholder identification number that appears on the materials sent to you. If you received a Notice of Internet Availability of Proxy Materials, you also may request a paper or an e-mail copy of our proxy materials and a paper proxy card by following the instructions included in the notice. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously have submitted your proxy.

You are cordially invited to attend the Annual Meeting. Whether you own a few or many shares and whether you plan to attend the Annual Meeting in person or not, it is important that your shares be voted on matters that come before the Annual Meeting. Your vote is important.

By Order of the Board of Directors,

/s/ Micah Goodman

Micah Goodman
Secretary

BENEFIT STREET PARTNERS REALTY TRUST, INC.

Page
PROXY STATEMENT	1
INFORMATION ABOUT THE MEETING AND VOTING	2
PROPOSAL NO. 1 — ELECTION OF DIRECTORS	7
Nominees	7
Business Experience of Nominees	7
Information About the Board of Directors and its Committees	10
Leadership Structure of the Board of Directors	10
Oversight of Risk Management	10
Audit Committee	11
Oversight of Compensation	11
Nominations and Corporate Governance Committee	11
Oversight of Conflicts of Interest	12
Director Independence	12
Family Relationships	13
Communications with the Board of Directors	13
COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS, DIRECTORS AND CERTAIN STOCKHOLDERS	14
Compensation of Executive Officers	14
Directors and Executive Officers	14
Compensation of Directors	15
Share-Based Compensation	15
STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS	17
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	18
Advisor	18
Indemnification Agreements	19
Certain Conflict Resolution Procedures	19
AUDIT COMMITTEE REPORT	20
PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM	21
Fees	21
Pre-Approval Policies and Procedures	22
PROPOSAL NO. 3 — APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING OUR STOCK AND STOCKHOLDER VOTING RIGHTS	25
PROPOSAL NO. 4 — APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING STOCKHOLDER VOTING RIGHTS	27
PROPOSAL NO. 5 — APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING STOCKHOLDER INFORMATION RIGHTS	29

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Page
PROPOSAL NO. 6 — APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE COMPOSITION OF OUR BOARD OF DIRECTORS	31
PROPOSAL NO. 7 — APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE CONDUCT OF OUR BOARD OF DIRECTORS	32
PROPOSAL NO. 8 — APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE CONDUCT OF COMPANY BUSINESS	34
PROPOSAL NO. 9 — APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE PROVISIONS RELATING TO OUR ADVISOR AND ITS AFFILIATES	36
INTEREST OF CERTAIN PERSONS IN THE MATTERS ACTED UPON	38
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	39
CODE OF ETHICS	40
OTHER MATTERS PRESENTED FOR ACTION AT THE 2017 ANNUAL MEETING	41
STOCKHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING	42
Stockholder Proposals in the Proxy Statement	42
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings	42
EXHIBIT A-I	A-I-1
EXHIBIT A-II	A-II-1

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BENEFIT STREET PARTNERS REALTY TRUST, INC.
9 West 57th Street, Suite 4920
New York, New York 10019

PROXY STATEMENT

The proxy card, mailed together with this proxy statement (this “Proxy Statement”) and our Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Annual Report”), is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of Benefit Street Partners Realty Trust, Inc., a Maryland corporation (the “Company”), for use at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. References in this Proxy Statement to “we,” “us,” “our,” “our company,” or like terms refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 9 West 57th Street, Suite 4920, New York, New York 10019. This Proxy Statement, the Notice of Annual Meeting and our 2016 Annual Report have either been mailed to you or made available to you on the Internet. Mailing to our stockholders commenced on or about Monday, April 3, 2017.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Stockholders Meeting to be Held on Wednesday, May 31, 2017

This Proxy Statement, the Notice of Annual Meeting and our 2016 Annual Report are available at:
www.proxyvote.com/BSPRT

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The Annual Meeting will be held on Wednesday, May 31, 2017, commencing at 10:00 A.M. (Eastern time) at the Harmonie Club at 4 East 60th Street, New York, New York 10022.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, you will be asked to:

1.	elect five directors for a term of one year, until our 2018 annual meeting of stockholders and until their successors are duly elected and qualify;
2.	ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2017;
3.	approve certain amendments to the Company’s charter (the “Charter”); and
4.	consider and act on such matters as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors does not know of any matters that may be considered at the Annual Meeting other than the matters set forth above.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

As permitted by rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we are making this Proxy Statement and our 2016 Annual Report available to our stockholders electronically via the Internet. On or about April 3, 2017, we began mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) containing instructions on how to access this Proxy Statement and our 2016 Annual Report online, as well as instructions on how to vote. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. Instead, the Notice instructs you on how to access and review all of the important information contained in this Proxy Statement and our 2016 Annual Report. The Notice also instructs you on how you may vote via the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

Who can vote at the Annual Meeting?

The record date for the determination of holders of shares of our common stock, par value $0.01 per share (“Common Stock”) entitled to notice of and to vote at the Annual Meeting, or any adjournment or postponement of the Annual Meeting, is the close of business on March 27, 2017. As of the record date, 31,663,825 shares of our Common Stock, were issued and outstanding and entitled to vote at the Annual Meeting.

How many votes do I have?

Each share of Common Stock entitles the holder to one vote on each matter considered at the Annual Meeting or any adjournment or postponement thereof. The proxy card shows the number of shares of Common Stock you are entitled to vote.

How may I vote?

You may vote in person at the Annual Meeting or by proxy. Instructions for in person voting can be obtained by calling our proxy solicitor, Broadridge Investor Communication Solutions, Inc. (“Broadridge”) at (855) 601-2252. Stockholders may submit their votes by proxy by mail by completing, signing, dating and returning their proxy card in the enclosed envelope. Stockholders also have the following two options for authorizing a proxy to vote their shares:

•	via the Internet at www.proxyvote.com/BSPRT at any time prior to 11:59 p.m. Eastern Time on May 30, 2017; or
•	by telephone, by calling 1-800-690-6903 at any time prior to 11:59 p.m. Eastern Time on May 30, 2017.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, a convenient means of authorizing a proxy that also provides cost savings to us that benefit you as a stockholder. In addition, when you authorize a proxy to vote your shares via the Internet or by telephone prior to the Annual Meeting date, your proxy authorization is recorded immediately, and there is no risk that postal delays will cause your vote by proxy to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your shares, see your proxy card. You may also vote your shares at the Annual Meeting. If you attend the Annual Meeting, you may submit your vote in person, and any previous votes that you submitted by mail or authorized by Internet or telephone will be superseded by the vote that you cast at the Annual Meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted “FOR” (i) the election of five director nominees named in this Proxy Statement for a term of one year; until our 2018 annual meeting of stockholders and until their successors are duly elected and qualify; (ii) the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2017, and (iii) the approval of the proposed amendments to the Charter in Proposals No. 3 through 9.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders and this Proxy Statement. However, if other matters requiring the vote of our stockholders come before the Annual Meeting, it is the intention of the persons named in the proxy and to vote the proxies held by them in their discretion.

How can I change my vote or revoke a proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to our proxy solicitor at the following address: Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717; or (ii) by attending the Annual Meeting and voting in person. No written revocation of your proxy shall be effective, however, unless and until it is received at or prior to the Annual Meeting.

What if I return my proxy card but do not mark it to show how I am voting?

If your proxy card is signed and returned without any direction given, your shares will be voted as recommended by the Board of Directors.

What vote is required to approve each item?

There is no cumulative voting in the election of our directors. Each director is elected by the affirmative vote of the holders of a majority of all shares of Common Stock who are present in person or by proxy at the meeting. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. For purposes of the election of directors, abstentions and broker non-votes will count toward the presence of a quorum but will have the same effect as votes cast against each director. The proposal to ratify the appointment of KPMG as the Company’s independent registered public accounting firm requires the affirmative vote of at least a majority of all the votes cast on the proposal. For purposes of ratification of the appointment of KPMG as the Company’s independent registered public accounting firm, abstentions and broker non-votes will count toward the presence of a quorum but will have no effect on the proposal. The proposals to approve amendments to the Charter require the affirmative vote of at least a majority of all the votes entitled to be cast on the proposal. For purposes of approval of the amendments to the Charter, abstentions and broker non-votes will count toward the presence of a quorum but will have the same effect as votes cast against the proposals.

What is a “broker non-vote”?

A “broker non-vote” occurs when a broker who holds shares for the beneficial owner does not vote on a proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner of the shares.

Are stockholders entitled to appraisal rights in connection with any of the proposals?

None of the proposals, if approved, entitle stockholders to appraisal rights under Maryland law or the Company’s Charter.

What constitutes a “quorum”?

The presence at the Annual Meeting, in person or represented by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum.

Will you incur expenses in soliciting proxies?

We are soliciting the proxy on behalf of the Board of Directors, and we will pay all costs of preparing, assembling and mailing the proxy materials. We have retained Broadridge to aid in the solicitation of proxies. Broadridge will receive a fee of approximately $285,000 for proxy solicitation services provided for us, which includes the reimbursement for certain costs and out-of-pocket expenses incurred in connection with their services, all of which will be paid by us. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to make available copies of this Proxy Statement to people on whose behalf they hold shares of Common Stock and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the SEC, we will reimburse such persons for reasonable expenses incurred by them in making available proxy materials to the beneficial owners of shares of our Common Stock.

As the date of the Annual Meeting approaches, certain stockholders whose votes have not yet been received may receive a telephone call from a representative of Broadridge. Votes that are obtained telephonically will be recorded in accordance with the procedures described below. The Board of Directors believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

In all cases where a telephonic proxy is solicited, the call is recorded and the Broadridge representative is required to confirm each stockholder’s full name, address and zip code, and to confirm that the stockholder has received the proxy materials. If the stockholder is a corporation or other entity, the Broadridge representative is required to confirm that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Broadridge, then the Broadridge representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the stockholder’s instructions on the proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Broadridge will record the stockholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter to confirm his or her vote and asking the stockholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation.

What does it mean if I receive more than one proxy card?

Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call our Investor Relations department at (844) 785-4393. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

What if I receive only one set of proxy materials although there are multiple stockholders at my address?

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our 2016 Annual Report or this Proxy Statement, as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If your household received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling our Investor Relations department at (844) 785-4393 or by mailing a request to Benefit Street Partners Realty Trust, Inc., 9 West 57th Street, Suite 4920, New York, New York 10019, Attention: Investor Relations. Likewise, if your household currently receives multiple sets of disclosure documents and you would like to receive one set, please contact us.

Whom should I call for additional information about voting by proxy or authorizing a proxy by telephone or Internet to vote my shares?

Please call Broadridge, our proxy solicitor, at (855) 601-2252.

Whom should I call with other questions?

If you have additional questions about this Proxy Statement or the Annual Meeting or would like additional copies of this Proxy Statement, or our 2016 10-K or any documents relating to any of our future stockholder meetings, please contact: Benefit Street Partners Realty Trust, Inc. 9 West 57th Street, Suite 4920, New York, New York 10019, Attention: Investor Relations, Telephone: (844) 785-4393, E-mail: info@realtyfinancetrust.com, website: www.bsprealtytrust.com.

How do I submit a stockholder proposal for next year’s annual meeting or proxy materials, and what is the deadline for submitting a proposal?

In order for a stockholder proposal to be properly submitted for presentation at our 2018 annual meeting and included in the proxy materials for next year’s annual meeting, we must receive written notice of the proposal at our executive offices during the period beginning on November 4, 2017 and ending at 5:00 p.m., Eastern Time, on December 4, 2017. Any proposal received after the applicable time in the previous sentence will be considered untimely. All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: 9 West 57th Street, Suite 4920, New York, New York 10019, Attention: Investor Relations. For additional information, see “Stockholder Proposals for the 2018 Annual Meeting.”

UNLESS SPECIFIED OTHERWISE, THE PROXIES WILL BE VOTED “FOR” (I) THE ELECTION OF THE FIVE NOMINEES NAMED IN THIS PROXY STATEMENT TO SERVE AS DIRECTORS OF THE COMPANY FOR A TERM OF ONE YEAR UNTIL THE COMPANY’S 2018 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY; (II) THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2017; (III) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING OUR STOCK AND STOCKHOLDER VOTING RIGHTS, (IV) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING STOCKHOLDER VOTING RIGHTS, (V) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING STOCKHOLDER INFORMATION RIGHTS, (VI) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE COMPOSITION OF OUR BOARD OF DIRECTORS, (VII) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE CONDUCT OF OUR BOARD OF DIRECTORS, (VIII) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE CONDUCT OF COMPANY BUSINESS, AND (IX) APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE PROVISIONS RELATING TO OUR SPONSOR AND ITS AFFILIATES. IN THE DISCRETION OF THE PROXY HOLDERS, THE PROXIES WILL ALSO BE VOTED “FOR” OR “AGAINST” SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. MANAGEMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE PRESENTED FOR ACTION AT THE ANNUAL MEETING.

PROPOSAL NO. 1 —

ELECTION OF DIRECTORS

The Board of Directors ultimately is responsible for the management and control of our business and operations. The Board of Directors, including our independent directors, is responsible for monitoring and supervising the performance of our day-to-day operations by our advisor, Benefit Street Partners L.L.C. (the “Advisor”). Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves for a term of one year until the next annual meeting of stockholders or (if longer) until his or her successor is duly elected and qualifies. The Charter and bylaws provide that the number of directors may be fixed by a resolution of the Board of Directors; provided, however, that the number of directors shall never be less than three. The number of directors on the Board is currently fixed at five.

The Board of Directors has proposed the following nominees for election as directors, each to serve for a term of one year, until our 2018 annual meeting of stockholders and until his or her successor is duly elected and qualifies: Richard J. Byrne, Jamie Handwerker, Peter J. McDonough, Buford H. Ortale and Elizabeth K. Tuppeny. Each nominee currently serves as a director of the Company.

The proxy holder named on the proxy card intends to vote “FOR” the election of each of the five nominees. If you do not wish your shares to be voted “FOR” particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are authorizing a proxy to vote your shares by telephone or the Internet, follow the instructions provided when you authorize a proxy. Directors will be elected by the affirmative vote of the holders of a majority of all shares of Common Stock who are present in person or by proxy at the Annual Meeting, provided that a quorum is present. Any shares not voted (whether by abstention, broker non-vote or otherwise) have the same effect as votes cast against each director.

We know of no reason why any nominee would be unable to serve if elected. If, at the time of the Annual Meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.

Nominees

The table set forth below lists the names and ages of each of the nominees as of the date of this Proxy Statement and the position and office that each nominee currently holds with the Company.

Name	Age	Position
Richard J. Byrne	56	Chairman of the Board of Directors, Chief Executive Officer and President
Jamie Handwerker	56	Director
Peter J. McDonough	58	Director, Nominating and Corporate Governance Committee Chair
Buford H. Ortale	55	Director, Audit Committee Chair
Elizabeth K. Tuppeny	56	Lead Independent Director

Business Experience of Nominees

Richard J. Byrne

Richard J. Byrne has served as Chairman of the Board of Directors, Chief Executive Officer and President of the Company since September 2016. Mr. Byrne has served as the President of the Advisor since 2013. Prior to joining the Advisor, Mr. Byrne was Chief Executive Officer of Deutsche Bank Securities, Inc. He was also the Global Co-Head of Capital Markets at Deutsche Bank. Before joining Deutsche Bank, Mr. Byrne was Global Co-Head of the Leveraged Finance Group and Global Head of Credit Research at Merrill Lynch & Co. He was also a perennially top-ranked credit analyst. Mr. Byrne earned an M.B.A. from the Kellogg School of Management at Northwestern University and a B.A. from Binghamton University. Mr. Byrne is a member of the board of directors of MFA Financial, Inc. and the board of directors of New York Road Runners. We believe that Mr. Byrne’s current and prior experience as a director and Chief Executive Officer of the Company and his significant investment banking experience in real estate make him well qualified to serve as a member of our Board of Directors.

Jamie Handwerker

Jamie Handwerker has served as an independent director of our Company since September 2016. Ms. Handwerker is a partner of KSH Capital, providing real estate entrepreneurs with capital and expertise to seed or grow their platform. Prior to joining KSH, Ms. Handwerker was a Senior Vice President and Principal of Cramer Rosenthal McGlynn (CRM) LLC, a New York-based asset management firm, which serves as investment adviser to institutions, as well as individual and family trusts. Ms. Handwerker was the portfolio manager for the CRM Windridge Partners hedge funds since she founded the Funds in June, 2000. The funds were long/short US equity hedge funds, focused on real estate and consumer companies, generating absolute returns. Prior to joining CRM in April 2002, Ms. Handwerker managed Windridge Partners, L.P, as a Managing Director and Portfolio Manager with ING Furman Selz Asset Management LLC, a New York based holding company operating as a wholly-owned subsidiary of the Dutch financial conglomerate, ING Group. Ms. Handwerker previously was a Managing Director and Senior Equity Research Analyst (Sell-Side) from 1994 to 2000 at the international corporate and investment bank ING Barings and its predecessor, Furman Selz, LLC where she exclusively focused on real estate companies, including the REIT industry. She received a BA in Economics from the University of Pennsylvania. Ms. Handwerker is a member of the University of Pennsylvania School of Arts & Sciences Board of Overseers and is the Founder and Chairperson of Penn Arts & Sciences Professional Women’s Alliance, as well as being involved in other charitable endeavors. We believe Ms. Handwerker’s extensive experience in real estate venture capital, asset management and portfolio management described above make her well qualified to serve as a member of our Board of Directors.

Peter J. McDonough

Peter J. McDonough has served as an independent director of our Company since April 2016. Mr. McDonough most recently served as President, Chief Marketing and Innovation Officer for Diageo North America, where he led the brand marketing and innovation group of a $5+ Billion business unit from 2009 to 20015. He served in this role at the world’s largest premium drinks company after being promoted from his earlier position in the company as General Manager; North American Innovation which he held from 2006 to 2009. In this role, Mr. McDonough transformed and built the marketing and product development organization of North America’s leading portfolio of premium and luxury spirit brands with new capabilities, a more focused strategic outlook and business plans that accelerated growth and positioned Diageo as the industry leader in new product innovation. Prior to joining Diageo, Mr. McDonough was the Vice President, European Marketing at The Procter & Gamble Company from 2004 to 2006, where he led the Gillette Division’s Duracell Battery and Braun Appliance Business Units with annual sales of more than $1.4 billion. From 2002 to 2004, Mr. McDonough was a university lecturer and management consultant at the University of Canterbury, Graduate School of Commerce in Christchurch, New Zealand. Prior to this academic post he served as Vice President of Marketing for Gillette’s flagship U.S. and Canadian Blade Razor & Grooming Products division with annual sales of $1.3 Billion. In this role he directed the North American market launch of leading brands like Mach3 Turbo for men, Venus Razors for women and several other leading grooming product brands. Earlier in his career, Mr. McDonough served as Director of North American Marketing at Black & Decker where he was involved in launching the DeWalt Power Tool Company. Mr. McDonough has served on several boards of directors and advisory committees since 2010, including The Ad Council of America, Effie Worldwide, Inc., The Splash Beverage Group and Ignition One Interactive. Mr. McDonough received a B.A. from Cornell University and a Masters of Business Administration from the Wharton School of Business. We believe Mr. McDonough’s extensive experience as an executive officer and/or director of the companies described above and his significant business accomplishments make him well qualified to serve as a member of our Board of Directors.

Buford H. Ortale

Buford H. Ortale has served as an independent director of the Company since September 2016. Mr. Ortale is a private equity investor based in Nashville, TN. He began his post-M.B.A. career with Merrill Lynch’s Merchant Banking Group in New York in 1987. He was subsequently a founder and Managing Director of NationsBanc’s High Yield Bond Group. He has served as the General Partner of numerous investment partnerships, and has been a principal as well as a board member for many private and public companies. Mr. Ortale is also i) the sole principal of Sewanee Ventures (personal holding company), ii) the chairman of The Enliven Partnership (a healthcare services firm currently working with over 400 hospitals), iii) a nonoperating financial partner in Armour, LLC, iv) a board advisor to Western Express, v) a Director of Griffin-Benefit Street Partners BDC Corp., and vi) the CEO of a technology development firm (PNQR). He received his B.A. from The University of the South in Sewanee, and his M.B.A. from Vanderbilt. We believe Mr. Ortale’s extensive experience as a private equity investor and banker described above make him well qualified to serve as a member of our Board of Directors.

Elizabeth K. Tuppeny

Elizabeth K. Tuppeny has served as an independent director of our Company since January 2013. Ms. Tuppeny has also served as an independent director of American Realty Capital New York City REIT, Inc. (“NYCR”) since March 2014 and in December 2014, she was appointed lead independent director and chair of the audit committee of NYCR. Ms. Tuppeny has also served as an independent director of Healthcare Trust, Inc. (“HTI”) since January 2013. Ms. Tuppeny also served as an independent director of American Realty Capital Trust IV, Inc. (“ARCT IV”) from May 2012 until the close of ARCT IV’s merger with American Realty Capital Properties, Inc. (“ARCP”) in January 2014, after which point Ms. Tuppeny was no longer associated with ARCT IV as an independent director nor affiliated with ARCT IV in any manner. Ms. Tuppeny has been the chief executive officer and founder of Domus, Inc. (“Domus”), a full-service marketing communications agency, since 1993. Domus’ largest client is Merck & Co., and Ms. Tuppeny advises Merck & Co. with respect to communications related to their healthcare-related real estate acquisitions. Ms. Tuppeny has 30 years of experience in the branding and advertising industries, with a focus on Fortune 50 companies. Ms. Tuppeny also founded EKT Development, LLC to pursue entertainment projects in publishing, feature film and education video games. Prior to founding Domus, Ms. Tuppeny was executive vice president, business development at Earle Palmer Brown from 1992 to 1993. From 1984 to 1993, Ms. Tuppeny worked at Weightman Advertising, where she became senior vice president. From 1982 to 1984, Ms. Tuppeny was an account executive at The Marketing Group. Ms. Tuppeny served on the board of directors and executive committee of the Philadelphia Industrial Development Council (“PIDC”) for three-plus years where she helped to plan and implement real estate transactions that helped to attract jobs to Philadelphia. As a board member of the PIDC, Ms. Tuppeny was responsible for evaluating and approving commercial and residential real estate business development applications for financing and tax abatement for for-profit and non-profit companies. During her tenure on the PIDC, Ms. Tuppeny approved over 500 real estate development applications including the funding for the Wistar Institute’s biotech and cancer research facility, the Thomas Jefferson University Hospital, a 1.2 million square foot distribution center for Teva Pharmaceuticals Industries Ltd., the Hospital of the University of Pennsylvania/Children’s Hospital of Philadelphia expansion and the Philadelphia State Hospital at Byberry. Ms. Tuppeny has served on the boards of directors and advisory committees for the Arthur Ashe Foundation, Avenue of the Arts, Drexel Medical School, Philadelphia Hospitality Cabinet, Pennsylvania Commission for Women, Penn Relays and the Police Athletic League. Ms. Tuppeny was the recipient of the national Stevie Award as the nation’s top woman entrepreneur in 2004 and was named as a “Top Woman in Philadelphia Business” in 1996, one of the “Top 50 Women in Pennsylvania” in 2004 and as the “Businessperson of the Year” in 2003 by the Greater Philadelphia Chamber of Commerce. Ms. Tuppeny has taught at New York University, University of Pennsylvania and Temple University, and received her undergraduate degree from the University of Pennsylvania, Annenberg School of Communications. We believe that Ms. Tuppeny’s prior and current experience as an independent director of the companies described above as chief executive officer and founder of Domus and in evaluating healthcare-related real estate business development applications, makes her well qualified to serve on our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF RICHARD J. BYRNE, JAMIE HANDWERKER, PETER J. MCDONOUGH, BUFORD H. ORTALE AND ELIZABETH K. TUPPENY AS MEMBERS OF THE BOARD OF DIRECTORS, EACH TO SERVE UNTIL THE 2018 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY.

Information About the Board of Directors and its Committees

The Board of Directors ultimately is responsible for the management and control of our business and operations. We have no employees and have retained the Advisor to manage our day-to-day operations. The Advisor is an affiliate of Providence Equity Partners L.L.C.

The Board of Directors held a total of 34 meetings, including actions by written consent, during the fiscal year ended December 31, 2016. All directors and nominees attended all of the meetings while they were a member of the Board of Directors, except that Mr. McDonough was unable to attend three meetings and Ms. Tuppeny was unable to attend one meeting. All of our directors attended the 2016 annual stockholders’ meeting. We anticipate that all directors and nominees will attend the Annual Meeting. We encourage all directors and director nominees to attend our annual meetings of stockholders.

The Board of Directors has approved and organized an audit committee and a nominating and corporate governance committee. The Company does not currently have a compensation committee. The independent directors carry out the responsibilities typically associated with compensation committees.

Leadership Structure of the Board of Directors

Richard J. Byrne currently serves as our chairman of the Board and our Chief Executive Officer and President. As Chief Executive Officer and President, Mr. Byrne is responsible for the daily operations of the Company and implementing the Company’s business strategy. The Board of Directors believes that because the Chief Executive Officer and President is ultimately responsible for ensuring the successful operation of the Company and its business, which is also the main focus of the Board’s deliberations, the Chief Executive Officer and President is the most qualified director to act as chairman. The Board of Directors may modify this structure to best address the Company’s circumstances for the benefit of its stockholders when appropriate.

In May 2016, the Board of Directors appointed Elizabeth K. Tuppeny as the lead independent director of the Company. The Board of Directors has appointed a lead independent director to provide an additional measure of balance, ensure the Board’s independence and enhance the Board’s ability to fulfill its management oversight responsibilities.

The lead independent director chairs meetings or executive sessions of the independent directors, reviews and comments on Board of Directors’ meeting agendas, represents the views of the independent directors to management, facilitates communication among the independent directors and between management and the independent directors, and acts as a liaison with service providers, officers, attorneys and other directors generally between meetings, and otherwise assumes such responsibilities as may be assigned to him by the Board. The Company compensates Ms. Tuppeny for acting as lead independent director.

The Company’s management believes that having a majority of independent, experienced directors, including a lead independent director with specified responsibilities on behalf of the Board, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.

Oversight of Risk Management

The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board is actively involved in overseeing risk management for the Company through its approval of significant originations and investments and indebtedness and its oversight of the Company, its executive officers and the Advisor. The nominating and corporate governance committee, which consists exclusively of independent directors, reviews and approves any transactions with affiliated parties and addresses other conflicts of interest between the Company and its subsidiaries, on the one hand, and the Advisor or its respective affiliates, on the other hand. The audit committee, which consists exclusively of independent directors, oversees management of accounting, financial, legal and regulatory risks.

Audit Committee

The Board of Directors established an audit committee in January 2013. The audit committee held 5 meetings, including action by written consent, during the fiscal year ended December 31, 2016. Our directors and nominees who are members of the audit committee attended 100% of all meetings while they were members of the audit committee. The charter of the audit committee is available to any stockholder who requests it c/o Benefit Street Partners Realty Trust, Inc., 9 West 57th Street, Suite 4920, New York, New York 10019. The audit committee charter is also available on the Company’s website at www.bsprealtytrust.com by clicking on “Investors — Corporate Governance — Audit Committee Charter.” Our audit committee consists of Mr. Ortale, Ms. Tuppeny, Mr. McDonough and Ms. Handwerker, each of whom is “independent” within the meaning of the applicable (i) provisions set forth in the Charter and (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable SEC rules. Mr. Ortale is the chair of our audit committee. The Board has determined that Mr. Ortale is qualified as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC.

The audit committee, in performing its duties, monitors:

•	our financial reporting process;
•	the integrity of our financial statements;
•	compliance with legal and regulatory requirements;
•	the independence and qualifications of our independent and internal auditors, as applicable; and
•	the performance of our independent and internal auditors, as applicable.

The audit committee’s report on our financial statements for the fiscal year ended December 31, 2016 is below under the heading “Audit Committee Report.”

Oversight of Compensation

The Company does not have any employees and compensation of directors is set by the Board, including our independent directors. In carrying out these responsibilities, the Board may delegate any or all of its responsibilities to a subcommittee to the extent consistent with the Company’s Charter, our bylaws and any other applicable laws, rules and regulations. However, the Board does not believe that any marked efficiencies or enhancements would be achieved by the creation of a separate compensation committee at this time. The independent directors are responsible for overseeing the compensation of the Advisor.

Nominating and Corporate Governance Committee

The Board approved the formation of a nominating and corporate governance committee in 2016. The nominating and corporate governance committee did not meet in 2016. The charter of the nominating and corporate governance committee is available to any stockholder who requests it c/o Benefit Street Partners Realty Trust, Inc., 9 West 57th Street, Suite 4920, New York, New York 10019. The nominating and corporate governance committee charter is also available on the Company’s website at www.bsprealtytrust.com by clicking on “Investors — Corporate Governance — Nominating and Corporate Governance Committee Charter.” Our nominating and corporate governance committee consists of Mr. Ortale, Ms. Tuppeny, Mr. McDonough and Ms. Handwerker. Mr. McDonough is the chair of our nominating and corporate governance committee.

The nominating and corporate governance committee is responsible for (i) identifying qualified individuals to become directors of the Company, (ii) recommending director candidates to fill vacancies on the Board and to stand for election by the stockholders at the annual meeting, (iii) recommending committee assignments, (iv) periodically assessing the performance of the Board of Directors and (v) reviewing and recommending appropriate corporate governance policies and procedures for the Company, including developing and recommending a code of business conduct and ethics for the Company’s executive officers and senior financial officers and annually reviewing such code. In addition, the nominating and corporate governance committee is responsible for assessing potential conflicts of interests, including reviewing and approving all material transactions with related parties, including the Advisor and its subsidiaries and affiliates, and reviewing and approving all agreements and amendments to agreements between the Company and its affiliates, including the Advisor and its subsidiaries.

The Board of Directors believes that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences. In making its determinations, the Board reviews the appropriate experience, skills and characteristics required of directors in the context of our business. This review includes, in the context of the perceived needs of the Board at that time, issues of knowledge, experience, judgment and skills relating to the understanding of the real estate industry, accounting or financial expertise. This review also includes the candidate’s ability to attend regular Board meetings and to devote a sufficient amount of time and effort in preparation for such meetings. The Board also gives consideration to the Board having a diverse and appropriate mix of backgrounds and skills and each nominee’s ability to exercise independence of thought, objective perspective and mature judgment and understand our business operations and objectives.

The Board of Directors will consider candidates nominated by stockholders provided that the stockholder submitting a nomination has complied with procedures set forth in the bylaws. See “Stockholder Proposals for the 2018 Annual Meeting” for additional information regarding stockholder nominations of director candidates.

Oversight of Conflicts of Interest

The nominating and corporate governance committee is currently responsible for assessing potential conflicts of interest, including, among other things, (a) reviewing and evaluating the terms and conditions, and determining the advisability of any transactions (“Related Party Transactions”) and conflict of interest (“Conflict”) situations between us, on the one hand, and any of the Advisor, a director, an officer or any affiliate thereof, on the other hand; (b) negotiating the terms and conditions of any Related Party Transaction, and, if the nominating and corporate governance committee deems appropriate, but subject to the limitations of applicable law, approving the execution and delivery of documents in connection with any Related Party Transaction on our behalf; (c) determining whether the relevant Related Party Transaction is fair to, and in our best interest and the best interest of our stockholders, and (d) recommending to the Board of Directors what action, if any should be taken by the Board of Directors with respect to any Related Party Transaction pursuant to the Charter.

The independent directors have determined that all our transactions and relationships with our Advisor and their respective affiliates during the year ended December 31, 2016 were fair and were approved in accordance with the applicable Company policies.

Director Independence

Under our Charter, we must have at least three directors. The number of directors is currently fixed at five. A majority of these directors must be “independent” except for a period of up to 60 days after the death, resignation or removal of an independent director. An “independent director” is defined under the Charter as one who is not associated and has not been associated within the last two years, directly or indirectly, with our Advisor. A director is deemed to be associated with our Advisor if he or she: (a) owns an interest in our Advisor or any of its affiliates; (b) is employed by our Advisor or any of its affiliates; (c) is an officer or director of the Advisor or any of its affiliates; (d) performs services, other than as a director, for us; (e) is a director for more than three real estate investment trusts (“REITs”) organized by our Advisor; or (f) has any material business or professional relationship with our Advisor or any of its affiliates. A business or professional relationship is considered material per se if the gross revenue derived by the director from our Advisor and affiliates exceeds 5% of the director’s (i) annual gross revenue, derived from all sources, during either of the last two years or (ii) net worth, on a fair market value basis. An indirect relationship includes circumstances in which a director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law, or brothers- or sisters-in-law, is or has been associated with our Advisor, any of its affiliates or us.

The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of the NASDAQ Stock Market (“NASDAQ”) even though our shares are not listed on NASDAQ. Based upon information solicited from each nominee, the Board of Directors has affirmatively determined that Elizabeth K. Tuppeny, Buford H. Ortale, Peter J. McDonough and Jamie Handwerker have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) other than as a director of the Company and are “independent” within the meaning of our Charter and the NASDAQ’s director independence standards and audit committee independence standards, as currently in effect.

Family Relationships

There are no familial relationships between any of our directors and executive officers.

Communications with the Board of Directors

The Company’s stockholders may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of Benefit Street Partners Realty Trust, Inc., 9 West 57th Street, Suite 4920, New York, New York 10019, Attention: Micah Goodman, Secretary. Mr. Goodman will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS

Compensation of Executive Officers

We currently have no employees. Our Advisor performs our day-to-day management functions. Our current executive officers, Richard J. Byrne and Jerome S. Baglien, are each employees of our Advisor and do not receive any compensation directly from the Company for the performance of their duties as executive officers of the Company. As a result, we do not have, and the Board has not considered, a compensation policy or program for our executive officers and has not included in this Proxy Statement a “Compensation Discussion and Analysis,” a report with respect to executive compensation, a non-binding stockholder advisory vote on compensation of executives or a non-binding stockholder advisory vote on the frequency of the stockholder vote on executive compensation. See “Certain Relationships and Related Transactions” below for a discussion of fees and expense reimbursements payable to the Advisor and its affiliates.

Directors and Executive Officers

The following table presents certain information as of the date of this Proxy Statement concerning each of our directors and executive officers serving in such capacity:

Name	Age	Position(s)
Richard J. Byrne	56	Chairman of the Board of Directors, Chief Executive Officer and President
Jerome S. Baglien	40	Chief Financial Officer and Treasurer
Jamie Handwerker	56	Director
Peter J. McDonough	58	Director, Nominating and Corporate Governance Committee Chair
Buford H. Ortale	55	Director, Audit Committee Chair
Elizabeth K. Tuppeny	56	Lead Independent Director

Richard J. Byrne

Please see “Business Experience of Nominees” above for biographical information about Mr. Byrne.

Jerome S. Baglien

Jerome S. Baglien, has served as Chief Financial Officer and Treasurer of the Company since September 2016. Mr. Baglien has served as chief financial officer of the Advisor’s commercial real estate group and vice president of the Advisor since 2016. Prior to joining the Advisor, Mr. Baglien was director of fund finance for GTIS Partners LP (“GTIS”), where he oversaw all finance and operations for GTIS funds. Previously, he was an accounting manager at iStar Inc. with oversight of loans and special investments. Mr. Baglien received a Masters of Business Administration from Kellstadt Graduate School of Business at DePaul University and a Bachelor of Science in Accounting from the University of Oregon.

Jamie Handwerker

Please see “Business Experience of Nominees” beginning above for biographical information about Ms. Handwerker.

Peter J. McDonough

Please see “Business Experience of Nominees” above for biographical information about Mr. McDonough.

Buford H. Ortale

Please see “Business Experience of Nominees” beginning above for biographical information about Mr. Ortale.

Elizabeth K. Tuppeny

Please see “Business Experience of Nominees” above for biographical information about Ms. Tuppeny.

Compensation of Directors

The following table sets forth information regarding compensation of our independent directors during the fiscal year ended December 31, 2016. Mr. Byrne received no additional compensation for serving as a director.

Name	Fees Paid in Cash		Stock Awards	Total
Elizabeth K. Tuppeny	$245,638	(1)	$30,000	$275,638
Buford H. Ortale	—	(2)	30,000	31,924
Peter J. McDonough	85,500	(3)	30,000	115,500
Jamie Handwerker	—	(4)	30,000	30,000
Dr. Robert J. Froehlich	77,000	(5)	—	77,000
Total	$410,062		$120,000	$530,062

(1)	Ms. Tuppeny earned fees in the amount of $247,610 for services as a director, including for services on a special committee responsible for changing the Company’s external advisor, during the fiscal year ended December 31, 2016. The $245,638 payment is for services rendered during the years ended December 31, 2016 and 2015.
(2)	Mr. Ortale earned fees in the amount of $23,357 for services as a director during the fiscal year ended December 31, 2016.
(3)	Mr. McDonough earned fees in the amount of $98,850 for services as a director, including for services on a special committee responsible for changing the Company’s external advisor, during the fiscal year ended December 31, 2016. The $85,500 payment is for services rendered during the years ended December 31, 2016.
(4)	Ms. Handwerker earned fees in the amount of $24,006 for services as a director during the fiscal year ended December 31, 2016.
(5)	Mr. Froehlich earned fees in the amount of $55,667 for services as a director during the fiscal year ended December 31, 2016. As previously disclosed, Mr. Froehlich resigned as a director on May 15, 2016.

We pay to each of our independent directors the fees described in the table below. All directors also receive reimbursement of reasonable out of pocket expenses incurred in connection with attendance at meetings of our Board of Directors. If a director also is our employee or an employee of our Advisor or any of its affiliates, or is otherwise not independent, we do not pay compensation for services rendered as a director.

Name	Fees Earned or Paid in Cash ($)	Restricted Shares
Independent Directors	A yearly retainer of $100,000 for each independent director; $20,000 for the Lead Independent Director and the chair of the audit committee; $10,000 for the chair of the nominating and corporate governance committee; $5,000 for each member of a committee who is not serving as a chair.	Pursuant to our restricted share plan, each independent director will receive an annual grant of $30,000 in restricted shares of Common Stock based on the most recent net asset value per share paid at the annual meeting on the date of the annual stockholders’ meeting. The restricted shares vest on the anniversary of the grant date.

Share-Based Compensation

Restricted Share Plan

In March 2017, we amended our employee and director incentive restricted share plan (the “RSP”). The RSP provides that the Board of Directors may, from time to time, grant awards to one or more independent directors on the date of such independent director’s initial election to the Board of Directors, on the date of each annual stockholders’ meeting and at such other time as determined by the Board of Directors. Restricted shares issued to independent directors will vest on the anniversary of the grant date. The RSP provides us with the ability to grant awards of restricted shares to our directors, officers and employees (if we ever have employees), employees of the Advisor and its affiliates, employees of entities that provide services to us, directors of the Advisor or of entities that provide services to us, certain of our consultants and certain consultants to the Advisor and its affiliates or to entities that provide services to us. The total number of shares of Common Stock reserved for issuance under the RSP may not exceed 5.0% of our outstanding shares on a fully diluted basis, and in any event may not exceed 4,000,000 shares (as such number may be adjusted to stock splits, stock dividends or combinations of similar events).

Restricted share awards entitle the recipient to receive shares of our Common Stock under terms that provide for vesting over a specified period of time or upon attainment of pre-established performance objectives. Such awards would typically be forfeited with respect to the unvested shares upon the termination of the recipient’s employment or other relationship to us. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares may receive cash distributions prior to the time that the restrictions on the restricted shares have lapsed. Any distributions payable in shares of our Common Stock shall be subject to the same restrictions as the underlying restricted shares. There were 10,082 unvested shares outstanding under the RSP at December 31, 2016, all of which are held by current or former directors.

The following table sets forth information regarding securities authorized for issuance under the RSP as of December 31, 2016:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders:	—	—	—
Equity compensation plans not approved by security holders:	—	—	3,984,586
Total	—	—	3,984,586

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our Common Stock as of March 1, 2017, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:

•	each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;
•	each of the Company’s executive officers and directors; and
•	all of the Company’s executive officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned		Percent of Class
Richard J. Byrne	—		*
Jerome S. Baglien	—			*
Elizabeth K. Tuppeny	5,226	(2)		*
Buford H. Ortale	1,187	(3)		*
Peter J. McDonough	1,187	(4)		*
Jamie Handwerker	1,187	(5)		*
All directors and executive officers as a group (6 persons)	8,787			*

*	Less than 1%.
(1)	The business address of each individual or entity listed in the table is 9 West 57th Street, Suite 4920, New York, New York 10019.
(2)	Includes 3,587 unvested restricted shares.
(3)	Includes 1,187 unvested restricted shares.
(4)	Includes 1,187 unvested restricted shares.
(5)	Includes 1,187 unvested restricted shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Executive Officers

Richard J. Byrne, our Chief Executive Officer and President, is the president of our Advisor. Jerome S. Baglien, our Chief Financial Officer and Treasurer, is the chief financial officer of the Advisor’s commercial real estate group and a vice president of our Advisor. Our Advisor is an affiliate of Providence Equity Partners L.L.C., a global private equity firm with a combined $50 billion in assets under management.

Former Advisor

Prior to September 29, 2016, Realty Finance Advisor, LLC (“Former Advisor”) was our advisor. The Former Advisor is controlled by AR Global Investments, LLC (“AR Global”). Under the advisory agreement with the Former Advisor, we were required to pay the following fees or reimbursements:

•	an acquisition fee of 1.0% of the principal amount funded by the Company to originate or acquire commercial mortgage loans and 1.0% of the anticipated net equity funded by the Company to acquire real estate securities;
•	reimbursement for expenses incurred by the Former Advisor on behalf of the Company related to selecting, evaluating, originating and acquiring investments in an amount up to 0.5% of the principal amount funded by the Company to originate or acquire commercial mortgage loans and up to 0.5% of the anticipated net equity funded by the Company to acquire real estate securities investments;
•	a monthly asset management fee equal to one-twelfth of 0.75% of the cost of the Company’s assets;
•	subject to certain limitations, reimbursement of the Former Advisor’s cost of providing administrative services and personnel costs in connection with other services during the operational stage;
•	subject to satisfaction of certain total stockholder return thresholds, an annual subordinated performance fee.

For the year ended December 31, 2016, pursuant to the terms of the advisory agreement with the Former Advisor, the Company incurred total acquisition fees and expenses of approximately $0.8 million, total asset management fees of approximately $7.1 million, and reimbursements for administrative expenses and personnel costs of approximately $3.4 million. The Company did not incur a subordinated performance fee. In addition, following the termination of the advisory agreement with the Former Advisor, the Former Advisor reimbursed the Company for $0.8 million of organizational and offering costs that had been paid to the Former Advisor in excess of certain limitations on such costs and the convertible shares of the Company held by the Former Advisor were automatically converted into zero shares of common stock.

Advisor

We entered into the advisory agreement (the “Advisory Agreement”) with the Advisor on September 29, 2016 pursuant to which the Advisor manages our day to day operations. Subject to certain restrictions and limitations, our Advisor is responsible for managing our affairs on a day-to-day basis and for identifying, originating, acquiring and asset managing investments on our behalf. Under the Advisory Agreement with the Advisor, we are required to pay the following fees or reimbursements:

•	an acquisition fee of 1.0% of the principal amount funded by the Company to originate or acquire commercial mortgage loans and 1.0% of the anticipated net equity funded by the Company to acquire real estate securities, provided, however, that if and when the aggregate purchase price for all investments acquired after the date of the Advisory Agreement reaches $600,000,000, our obligation to pay acquisition fees to the Advisor shall terminate;
•	reimbursement for expenses incurred by the Advisor on behalf of the Company related to selecting, evaluating, originating and acquiring investments in an amount up to 0.5% of the principal amount funded by the Company to originate or acquire commercial mortgage loans and up to 0.5% of the anticipated net equity funded by the Company to acquire real estate securities investments;

•	a monthly asset management fee equal to one-twelfth of 1.5% of stockholder’s equity as calculated pursuant to the Advisory Agreement;
•	subject to certain limitations, reimbursement of the Advisor’s cost of providing administrative services and personnel costs in connection with other services during the operational stage;
•	subject to satisfaction of certain total stockholder return thresholds, an annual subordinated performance fee.

For the year ended December 31, 2016, pursuant to the terms of the Advisory Agreement, the Company incurred total acquisition fees and expenses of approximately $0.2 million, total asset management fees of approximately $2.4 million, and reimbursements for administrative expenses and personnel costs of approximately $1.0 million. The Company did not incur a subordinated performance fee.

Indemnification Agreements

We have entered into an indemnification agreement with each of our directors and officers, and certain former directors and officers, providing for indemnification of such directors and officers consistent with the provisions of our Charter. No amounts have been paid by us to these individuals pursuant to the indemnification agreement.

Certain Conflict Resolution Procedures

Every transaction that we enter into with our Advisor or its affiliates will be subject to an inherent conflict of interest. Our Board of Directors may encounter conflicts of interest in enforcing our rights against any affiliate in the event of a default by or disagreement with an affiliate or in invoking powers, rights or options pursuant to any agreement between us and our Advisor or any of its affiliates.

Our independent directors have determined that all our transactions and relationships with our Advisor and their respective affiliates during the year ended December 31, 2016 were fair and were approved in accordance with the applicable Company policies. See “Proposal No. 1 — Election Of Directors — Oversight of Conflicts of Interest.”

In order to reduce or eliminate certain potential conflicts of interest, our nominating and corporate governance committee charter contains a number of requirements, including that:

•	the committee shall review and evaluate the terms and conditions of, and determine the advisability of, any related party transaction;
•	unless the Board appoints a special committee of independent directors to negotiate any related party transaction, the committee shall negotiate the terms and conditions of any related party transaction, and if the committee deems appropriate, but subject to the limitations of applicable law, shall recommend to the Board the execution and delivery of documents in connection with any related party transaction on behalf of the Company;
•	the committee shall determine whether any related party transaction is fair to, and in the best interest of the Company;
•	the committee shall recommend to the Board what action, if any should be taken by the Board with respect to any related party transaction pursuant to the Company’s Charter;
•	the committee shall review, evaluate and approve of any potential conflicts brought to its attention and shall report the results of its consideration of any such conflict to the Board; and
•	the committee shall review, on a quarterly basis, the services provided by the Advisor, the reasonableness of the Advisor’s or its affiliates’ fees and expenses, the reasonableness of the Company’s expenses and the allocation of expenses among the Company and its affiliates and among accounting categories, and report its findings to the Board.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has furnished the following report on its activities during the fiscal year ended December 31, 2016. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

To the Directors of Benefit Street Partners Realty Trust, Inc.:

We have reviewed and discussed with management Benefit Street Partners Realty Trust, Inc.’s audited financial statements as of and for the year ended December 31, 2016.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 16, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent accountant the independent registered public accounting firm’s independence.

The Audit Committee discussed with the independent auditors the overall scope and plans for the audit. The Audit Committee meets periodically with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in Benefit Street Partners Realty Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2016.

Audit Committee

Buford H. Ortale (Chair)
Jamie Handwerker
Peter J. McDonough
Elizabeth K. Tuppeny

PROPOSAL NO. 2 —

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The audit committee of the Board of Directors has selected and appointed KPMG as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2017. Grant Thornton LLP (“Grant Thornton”), an independent registered public accounting firm, resigned as our independent registered public accounting firm on January 22, 2015. On February 2, 2015, we engaged KPMG as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ended December 31, 2014. The audit reports of Grant Thornton on the Company’s financial statements for the year ended December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The resignation of Grant Thornton was not the result of any disagreements with Grant Thornton and there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K. KPMG reports directly to our audit committee.

Although ratification by stockholders is not required by law or our bylaws, the audit committee believes that submission of its appointment to stockholders is a matter of good corporate governance. Even if the appointment is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time if the audit committee believes that such a change would be in the best interests the Company and its stockholders. If our stockholders do not ratify the appointment of KPMG, the audit committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of independent registered public accounting firms.

A representative of KPMG is expected to attend the Annual Meeting with the opportunity to make a statement and/or respond to appropriate questions from shareholders present at the meeting.

Fees

Aggregate fees billed for professional services rendered by KPMG for the years ended December 31, 2016 and December 31, 2015 were $0.7 million and $1.1 million, respectively.

Audit Fees

Audit fees billed by KPMG were $0.7 million for the fiscal year ended December 31, 2016 and $1.1 million for the fiscal year ended December 31, 2015. The fees were for professional services rendered for the audit of the Company’s consolidated financial statements, reviews of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and consents on amendments to the Company’s SEC registration statements.

Audit Related Fees

There were no audit related fees billed by KPMG for the fiscal years ended December 31, 2016 and December 31, 2015.

Tax Fees

There were no tax fees billed by KPMG for the fiscal years ended December 31, 2016 and December 31, 2015.

All Other Fees

There were no other fees billed by KPMG for the fiscal years ended December 31, 2016 and December 31, 2015.

Pre-Approval Policies and Procedures

In considering the nature of the services provided by the independent auditor, the audit committee determined that such services are compatible with the provision of independent audit services. The audit committee discussed these services with the independent auditor and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by KPMG were pre-approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2017.

INTRODUCTORY NOTE — PROPOSALS NO. 3 THROUGH 9

Many state securities administrators require issuers who are required to register equity offerings with state securities regulators and who are engaged primarily in investing in equity interests in real estate, or in loans secured by real estate, or both, to include provisions in their charters that derive from the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts, as revised (the “Guidelines”). Accordingly, our current Charter differs from the charters of publicly-traded REITs primarily because we, unlike all publicly-traded REITs, were required to register our initial public offering with the securities administrators in each state in which we offered securities, as well as with the SEC.

We terminated our initial public offering in January 2016 and are therefore no longer required to include the provisions that derive from the Guidelines in our Charter. Further, we do not believe that engaging in a future offering that would be subject to the Guidelines is currently in the best interests of the Company. We expect in the future to pursue a listing of the shares of the Company’s common stock on a national securities exchange (although there is no guarantee we will do so or that such efforts will be successful) and believe it is in the best interests of the Company to revise the Charter to conform to market practices of publicly-traded REITs. We believe taking such actions now could facilitate a future listing of the Company’s shares in the future.

In addition, many of the provisions from the Guidelines that we were required to include in our Charter are redundant, or may conflict, with provisions contained in the Maryland General Corporation Law (the “MGCL”). Many publicly-traded REITs are also governed by the MGCL but do not have charters with these potentially conflicting or redundant provisions. We believe that, at a minimum, these provisions may create interpretive questions and result in uncertainty, which could affect our ability to operate our business and advance our strategic objectives. Certain provisions may also create impediments to our ability to raise capital. Other provisions derived from the Guidelines impose conditions on our Board of Directors or limit the Board of Directors’ authority in ways not required by the MGCL. Although these provisions do provide our stockholders with certain rights and protections, we believe that, in the future, these provisions could have an adverse effect on us by unnecessarily limiting our strategic and operational flexibility and preventing us from being able to respond quickly to changing circumstances or take advantage of new opportunities.

In Proposals No. 3 through 9 (the “Charter Amendment Proposals”), as described in more detail below, we are proposing to amend our current Charter to remove or revise various provisions in our Charter. We believe the resulting Charter will be similar to those of publicly-traded REITs incorporated in Maryland.

If approved by our stockholders, effectiveness of the Charter Amendment Proposals is contingent upon the Articles of Amendment and Restatement of our Charter (the “Proposed Amended and Restated Charter”) being filed with, and accepted for record by, the State Department of Assessments and Taxation of the State of Maryland.

Although the Charter Amendment Proposals may remove certain stockholder voting provisions and stockholder rights and could discourage a potential takeover of the Company, as discussed in more detail below, we are of the view that the Charter Amendment Proposals will provide us with greater flexibility in implementing our overall business plan and exploring potential strategic opportunities, if and when these opportunities become available.

In addition to the proposed amendments to the Charter particularly described in the Charter Amendment Proposals, the Proposed Amended and Restated Charter also includes amendments to the Charter to integrate all of the amendments to the Charter proposed in the Charter Amendment Proposals, to update and delete (as appropriate) defined terms, to conform cross-references and section titles, to make other immaterial typographical and drafting changes throughout the Charter, and to restate the Charter to incorporate all the amendments approved in the Charter Amendment Proposals (together, the Conforming Changes”). We believe that none of these ministerial amendments would materially affect the rights or preferences of our stockholders (except to the extent they reflect the Charter Amendment Proposals). We believe that these amendments and the restatement are advisable in order to simplify references to the Charter for our stockholders, directors, officers, employees, agents and advisors.

The full text of the Proposed Amended and Restated Charter is attached hereto as Exhibit A-I and has been marked in Exhibit A-II to reflect changes from our current Charter. The following descriptions of the Charter Amendment Proposals collectively summarize the amendments our Board of Directors has approved in the Proposed Amended and Restated Charter, which is wholly qualified by reference to Exhibit A-I, which you should read in its entirety. On March 16, 2017, our Board of Directors, including all of the independent directors, determined that the proposed amendments set forth in the Proposed Amended and Restated Charter are advisable and, therefore, recommends that stockholders vote “FOR” each of Proposals No. 3 through 9.

Approval of each of Proposals No. 3 through 9 is conditioned on approval of every other of Proposals No. 3 through 9. This means for the Proposed Amended and Restated Charter to be approved and implemented, our stockholders must vote “FOR” each of Proposals No. 3 through 9.

In the following summaries of the proposed amendments to our Charter that we are asking stockholders to approve, article and section references are to the articles and sections of our current Charter unless otherwise noted.

PROPOSAL NO. 3 — APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER
TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING OUR STOCK AND STOCKHOLDER VOTING RIGHTS

As described above under “Introductory Note — Proposals No. 3 through 9,” our current Charter includes provisions that are redundant, or may conflict, with the MGCL and provisions that are inconsistent with the charters of most publicly-traded REITs. In this Proposal No. 3, we are proposing to remove or revise those provisions that relate to our stock and stockholder voting rights, all as more particularly described below, as well as related Conforming Changes:

Section 5.7. Stock — No Issuance of Share Certificates.  If adopted, this proposal would delete this section entirely. This section provides that unless otherwise provided by the Board of Directors, the Company shall not issue stock certificates. Although the Company does not intend to issue share certificates, the Company believes that this provision is not typically included in charter of publicly-traded REITs and unnecessarily restricts the authority of the Board of Directors to the extent doing so is in the best interest of the Company.

Section 11.1. Stockholders — Meetings of Stockholders.  If adopted, this proposal would delete this section entirely. This section (i) sets forth certain requirements regarding annual and special meetings of stockholders, including the location of meetings, the time for holding annual meetings and the notice for meetings; (ii) provides that our secretary must call a special meeting upon written request of stockholders holding at least 10% of the outstanding shares of Common Stock entitled to vote at the meeting and (iii) provides that the Board of Directors may not take certain actions without the approval of holders of a majority of the shares of Common Stock. The Company believes that these procedural matters are better addressed in (and duplicative of provisions already in) our bylaws. However, because the Board of Directors has the exclusive power to amend our bylaws, it may amend our bylaws to increase the threshold required for calling a special meeting of stockholders from 10% to a majority (the customary percentage for a publicly-traded Maryland corporation), or any other threshold permitted by the MGCL, without a stockholder vote. This section also provides that the quorum for a meeting of stockholders is at least 50% of the votes entitled to be cast at such meeting on any matter. If this proposal is adopted, then a quorum for the Annual Meeting will be determined in accordance with the applicable provisions of the MGCL and as set forth in our bylaws. Currently under the MGCL, at a meeting of stockholders the presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting would constitute a quorum. The Board of Directors may amend the bylaws to mirror this provision of the MGCL. With respect to the actions that the Board of Directors may not take without approval of holders of a majority of shares of Common Stock, this section is redundant of the MGCL, which already sets forth the matters on which stockholders are entitled to vote.

Section 11.2. Stockholders — Voting Rights of Stockholders and Section 7.6. — Stockholder Concurrence Required.  If adopted, this proposal would delete these sections entirely. Section 11.2 sets forth the types of matters on which stockholders are entitled to vote and Sections 11.2 and 7.6 provide that the Board of Directors may not take certain actions without the approval of holders of a majority of the shares of Common Stock (similar to Section 11.1). Sections 11.2 and 7.6 are redundant of the MGCL, which already sets forth the matters on which stockholders are entitled to vote, and, to the extent Section 11.2 purports to give stockholders the power to amend the Charter or dissolve the Company without action by the Board of Directors, conflicts with the MGCL, which requires that charter amendments and dissolution be declared advisable by the Board of Directors before submission to the stockholders. These amendments clarify that the MGCL governs the instances in which the Board of Directors must get approval from stockholders.

Section 11.3. Stockholders — Extraordinary Actions.  If adopted, this proposal would provide that the existing provision requiring a majority vote for approval of all extraordinary actions under the MGCL does not apply to director removal (which, as further discussed below, will be subject to a two-thirds rather than a majority vote requirement under the Proposed Amended and Restated Charter) and to charter amendments relating to director removal and the vote required to amend the director removal provision. If adopted, this proposal may discourage a takeover that could otherwise result in a premium price to our stockholders.

Article XIII. Amendments.  If adopted, this proposal would revise this article to clarify, consistent with the MGCL, that any amendment to the Charter shall be valid only if it is declared advisable by the Board of Directors, in addition to being approved by the stockholders when required by the MGCL. This article would also be revised to specify that revisions to certain limited provisions of the Charter relating to director removal and the vote required to amend the director removal provision will require the affirmative vote of stockholders entitled to cast at least two-thirds of all votes entitled to be cast on the matter (see also the conforming revision of Section 11.3 above). If adopted, this proposal may discourage a takeover that could otherwise result in a premium price to our stockholders.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NO. 3 THROUGH 9, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 9. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

ON MARCH 16, 2017, THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, FOUND THE AMENDMENT AND RESTATEMENT OF THE CHARTER PROPOSED IN THIS PROPOSAL NO. 3 TO BE ADVISABLE, AND THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL NO. 4 — APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO
REMOVE OR REVISE CERTAIN PROVISIONS REGARDING STOCKHOLDER
INFORMATION RIGHTS

As described above under “Introductory Note — Proposals No. 3 through 9,” our current Charter includes provisions that are redundant, or may conflict, with the MGCL and provisions that are inconsistent with the charters of most publicly-traded REITs. In this Proposal No. 4, we are proposing to remove or revise those provisions that relate to stockholder information rights, all as more particularly described below, as well as related Conforming Changes:

Section 11.5. Stockholders — Right of Inspection and Section 11.6. Stockholders — Access to Stockholder List.  If adopted, this proposal would delete these sections entirely. The MGCL contains provisions that govern the access that stockholders have to our books and records and the rights of a stockholder to inspect our list of stockholders. Importantly, the MGCL sets limits on who may inspect or review a corporation’s books and records or stockholder list. If Sections 11.5 and 11.6 are deleted, the rights of stockholders to inspect and copy certain corporate documents, including the ability to obtain a list of stockholders, will be limited to the rights provided for under the MGCL, which are more restrictive than those included in our current Charter. Although our Board of Directors believes that these deletions will, among other things, increase the Company’s ability to protect the privacy of its stockholders, they may also make it more difficult for a third party such as a potential acquirer to contact stockholders, and therefore the removal of these provisions may make predatory and activist activities against the Company more difficult by increasing the threshold at which stockholders may access information related to our other stockholders. The proposed changes may also make it more difficult for our stockholders to gain access to corporate documents or to communicate with each other to influence management, which could result in different policies, actions or Board of Directors composition than what may have resulted under the current Charter.

Section 11.7. Stockholders — Reports.  If adopted, this proposal would delete this section entirely. This section sets forth requirements regarding the type of information to be included in the Company’s Annual Report, including a report from the independent directors that the policies being followed by the Company are in the best interests of the stockholders and the basis for this determination. The Company believes that substantially all of the requirements set forth in this section are similarly required by various provisions of the federal securities laws and complied with by the Company in its various filings under the Exchange Act, except the requirement to distribute an Annual Report with the following information specified by the Guidelines: the ratio of the cost of raising capital during the period to the capital raised, the total operating expenses of the Company stated as a percentage of average invested assets and as a percentage of net income, and a report from the independent directors that the policies being followed by the Company are in the best interests of our stockholders and the basis for such determination. As a public reporting company, however, we will still continue to be subject to the rules and regulations promulgated by the SEC related to Annual Reports, as well as the general provisions of the MGCL requiring us to prepare an annual statement of affairs. Thus, we expect to continue distributing an Annual Report to our stockholders with disclosure of the information required under the rules and regulations of the SEC and the MGCL.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NO. 3 THROUGH 9, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 9. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

ON MARCH 16, 2017, THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, FOUND THE AMENDMENT AND RESTATEMENT OF THE CHARTER PROPOSED IN THIS PROPOSAL NO. 4 TO BE ADVISABLE, AND THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 4.

PROPOSAL NO. 5 — APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER
TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE COMPOSITION OF OUR
BOARD OF DIRECTORS

As described above under “Introductory Note — Proposals No. 3 through 9,” our current Charter includes provisions that are redundant, or may conflict, with the MGCL and provisions that are inconsistent with the charters of most publicly-traded REITs. In this Proposal No. 5, we are proposing to remove or revise those provisions that relate to the qualifications, number, election, removal and service of our directors as more particularly described below, as well as related Conforming Changes:

Section 6.1 Board of Directors — Number of Directors.  If adopted, this proposal would provide that the requirement that a majority of the Board of Directors shall be independent directors will not apply once the Company’s common stock is listed on a national securities exchange or national securities association (or a facility thereof). At such time the Company will be subject to the independence requirements of such exchange or association and thus the Charter requirement will no longer be necessary. In addition, this proposal would also delete the requirement that only independent directors shall nominate replacements for vacancies among the independent director positions. Lastly, the proposal would codify in the charter the current provision of the Company’s bylaws that provides that a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

Section 6.2. Board of Directors — Experience.  If adopted, this proposal would delete this section entirely. Under Section 6.2, all of our directors must have at least three years of “relevant experience,” at least one of our independent directors must have three years of “relevant real estate experience” and at least one of our independent directors must be a “financial expert with at least three years of relevant finance experience.” The Guidelines do not describe what constitutes “relevant experience,” and we believe these requirements may be potentially ambiguous and difficult to apply to a particular nominee or nominees. Further, a person not meeting these standards may nevertheless add an important element to our Board of Directors. If adopted, this proposal would delete these requirements. We believe the Board of Directors and our stockholders, in consideration of the many characteristics that may make a nominee a valuable addition to our Board of Directors, should have discretion in determining persons to be nominated to serve on our Board of Directors. In addition, the Board of Directors will remain subject to the SEC’s proxy rules that require the Board of Directors to disclose in the Company’s proxy statement the reason each director was nominated and, for independent directors, the applicable definition of “independence” used to make the determination of independence.

Section 6.3. Board of Directors — Committees.  If adopted, this proposal would delete this section entirely. Section 6.3 requires that the majority of the members of each committee of our Board of Directors must be independent directors and that the audit committee must be composed solely of independent directors. We believe that this provision, which would require even ad hoc committees (such as a pricing committee) to be comprised of a majority of independent directors, is unduly restrictive and that the Board of Directors should have the discretion to determine committee membership on a case-by-case basis.

Section 6.4. Board of Directors — Term.  If adopted, this proposal would delete this section entirely. This section provides that (i) each director shall hold office for one year, until the next annual meeting of stockholders, and until his or her successor is elected and qualifies; and (ii) that directors may be elected to an unlimited number of successive terms. We believe this provision unnecessarily restricts the Board of Directors authority to exercise its judgment, in accordance with the MGCL, in determining whether or not a classified board is in the best interests of the Company and its stockholders. If this amendment is approved, the Board would have the authority to provide for Board terms lasting more than one year, such that not all directors would be subject to election at each annual meeting.

Section 6.5. Board of Directors — Resignation, Removal or Death.  If adopted, this proposal would make certain revisions to this section, including: (i) technical changes to the resignation procedures, (ii) changes to removal procedures, including specifying that the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of directors (instead of the current majority) will be necessary to remove a director, and (iii) defining “cause” for the purposes of the removal procedures.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NO. 3 THROUGH 9, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 9. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

ON MARCH 16, 2017, THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, FOUND THE AMENDMENT AND RESTATEMENT OF THE CHARTER PROPOSED IN THIS PROPOSAL NO. 5 TO BE ADVISABLE, AND THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 5.

PROPOSAL NO. 6 — APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER
TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE CONDUCT OF OUR
BOARD OF DIRECTORS

As described above under “Introductory Note — Proposals No. 3 through 9,” our current Charter includes provisions that are redundant, or may conflict, with the MGCL and provisions that are inconsistent with the charters of most publicly-traded REITs. In this Proposal No. 6, we are proposing to remove or revise those provisions that relate to the qualifications, number, election, removal and service of our directors as more particularly described below, as well as related Conforming Changes:

Section 7.2. Powers of the Board of Directors — Authorization by Board of Stock Issuance.  If adopted, this proposal would delete the last clause of the sentence under this section, which provides that a majority of the independent directors that have no interest in the transaction described in Section 7.2 must approve any offering of preferred stock and shall have access to the Company’s or independent counsel.

Section 7.5. Powers of the Board of Directors — Determinations by Board.   If adopted, this proposal would delete the last clause of Section 7.5 (and amend other related provisions of Section 7.5), which provides that the Guidelines control interpretation of our Charter to the extent the Board of Directors determines that they conflict with any non-mandatory provisions of the MGCL. We believe that it is in the interest of the Company and our stockholders that applicable law control interpretation of our Charter, notwithstanding anything in the Guidelines.

Section 7.7. Powers of the Board of Directors — Vote of Majority of Independent Directors.  If adopted, this proposal would delete the requirement (which is more restrictive than the MGCL requires) that the independent directors approve certain specified matters.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NOS. 3 THROUGH 9, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 9. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

ON MARCH 16, 2017, THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, FOUND THE AMENDMENT AND RESTATEMENT OF THE CHARTER PROPOSED IN THIS PROPOSAL NO. 6 TO BE ADVISABLE, AND THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 6.

PROPOSAL NO. 7 — APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER
TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING THE CONDUCT OF
COMPANY BUSINESS

As described above under “Introductory Note — Proposals No. 3 through 9,” our current Charter includes provisions that are redundant, or may conflict, with the MGCL and provisions that are inconsistent with the charters of most publicly-traded REITs. In this Proposal No. 7, we are proposing to remove or revise those provisions that limit or regulate how the Company operates and the process by which it engages in transactions, all as more particularly described below, as well as related Conforming Changes:

Section 5.8. Stock — Suitability of Stockholders.  If adopted, this proposal would delete this section entirely. Requirements governing the financial capacity of stockholders are not typically the subject of charter provisions. Moreover, this section by its terms does not apply if our shares are listed which further supports our belief that this section is no longer necessary.

Section 5.14. Stock — Repurchase of Shares.  If adopted, this proposal would delete this provision entirely. Share repurchase programs are not typically the subject of charter provisions.

Section 5.15. Stock — Distribution Reinvestment Plans.  If adopted, this proposal would delete this provision entirely. Distribution reinvestment plans are not typically the subject of charter provisions.

Article IX. Investment Objectives and Limitations.  If adopted, this proposal would delete this article entirely. Section 9.1 tasks the independent directors with reviewing the investment policies of the Company. Sections 9.2 outlines permitted investments. Section 9.3 outlines a number of restrictions on the type of assets in which the Company may invest or establishes conditions on the investments. For example: Clause (i) states that not more than 10% of our assets may be unimproved real property or mortgage loans on unimproved real property. Clause (ii) states that we may not invest in commodities or commodity futures contracts except for hedging purposes. Clauses (iii) through (v) prohibit investments in mortgage loans without an appraisal or if the aggregate of all mortgage loans secured by the invested or unimproved property exceeds 85% of the appraised value or that are subordinate to any mortgage or equity interest of any director or affiliate thereof. Clause (vi) prohibits the Company from issuing certain securities. Clause (vii) requires approval by a majority of the Board of Directors, including a majority of the independent directors, for consideration paid for real property and an independent appraiser if such property is acquired from an affiliate. Clause (viii) requires the Company to review its investment activities to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940. Clause (ix) prohibits the Company from making investments that it believes will be inconsistent with its objectives of qualifying as a REIT. Clause (x) prohibits the Company from investing in real estate contracts of sale unless such contracts are in recordable form. Clause (xi) prohibits the Company from engaging in trading, as compared with investment activities. Clause (xii) prohibits the Company from engaging in underwriting activities. Clause (xiii) prohibits the Company from engaging in borrowing that would result in asset coverage of less than 300%. Clause (xiv) prohibits the Company from acquiring interests or securities in any entity holding investments or engaging in activities prohibited by Section 9.3.

In each case, we believe our Board of Directors should have the authority, constrained by the standard of conduct imposed on each director by the MGCL, to decide what type of assets we should invest in or the type of transactions in which we may engage. We believe that increased flexibility could be advantageous in implementing our business plan. Nevertheless, deleting this Section may increase the risk that we will pursue transactions such as those referenced above, which, if the investments perform poorly, could adversely affect our results of operations and the value of your investment in us.

Article XIV. Roll-Up Transactions.  If adopted, this proposal would delete this article entirely. This article imposes substantive and procedural protections relating to transactions in which our stockholders must exchange their shares for securities of another entity (a “roll-up transaction”). For example, Article XIV limits our ability to engage in roll-up transactions without obtaining an appraisal of the Company’s assets and providing stockholders certain rights including the right to remain as a stockholder of the Company and preserving their interests therein on the same terms and conditions as existed previously, or receiving cash in an amount equal to the stockholders pro rata share of the appraised value of the net assets of the Company, even if the Board of Directors concludes that transaction would be in the Company’s best interests. These provisions are also potentially ambiguous and may limit the ability to engage in a transaction involving our securities if our securities have not been listed on a national securities exchange for at least 12 months among other substantive transactional requirements. The Board of Directors believes that deleting this provision will provide us with greater options to pursue a transaction that will provide our stockholders with liquidity in the event the Board of Directors determines not to pursue a listing.

Article XV. Duration.  If adopted, this proposal would delete this article entirely. This article requires, subject to stockholder approval and unless postponed, the liquidation of the Company if the Board of Directors has not pursued a Liquidity Event (as defined in the Charter) by the sixth anniversary of the termination of the Company’s Initial Public Offering. Because we believe the Charter Amendment Proposals will give us more flexibility in pursuing a Liquidity Event on a more timely basis, we do not believe this proposal will continue to be relevant. Moreover, we believe that the timing of any Liquidity Event we pursue should be based on when our Board of Directors has determined it to be in our best interest rather than an inflexible and arbitrary deadline.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUALMEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NO. 3 THROUGH 9, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 9. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

ON MARCH 16, 2017, THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, FOUND THE AMENDMENT AND RESTATEMENT OF THE CHARTER PROPOSED IN THIS PROPOSAL NO. 7 TO BE ADVISABLE, AND THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 7.

PROPOSAL NO. 8 — APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER
TO REMOVE OR REVISE PROVISIONS RELATING TO THE TERMS OF THE
ADVISORY AGREEMENT

As described above under “Introductory Note — Proposals No. 3 through 9,” our current Charter includes provisions that were included to comply with the Guidelines and are inconsistent with the charters of most publicly-traded REITs. In this Proposal No. 8, we are proposing to amend and restate our current Charter to remove Article VIII which imposes restrictions on the terms of any advisory agreement negotiated by our Board of Directors with our external advisor.

The Company’s day-to-day operations are managed by the Advisor, under the supervision of our Board of Directors and pursuant to the terms and conditions of the Advisory Agreement and our Charter. Article VIII sets forth parameters governing the Company’s relationship with the Advisor, including appointment, supervision, fiduciary obligations, termination, fees, organization and offering expenses limitations and reimbursement for expenses. The Board of Directors complied with these parameters in negotiating the Advisory Agreement. If adopted, this proposal would delete Article VIII entirely. The Board of Directors will continue to be required to act in accordance with the standard of conduct imposed by the MGCL in overseeing the Company’s affairs, including its relationship with the Advisor, and our relationship with the Advisor will continue to be governed by the agreement between the Company and the Advisor described under “Certain Relationships and Related Transactions — Advisor,” which includes many provisions that correspond to the provisions of Article VIII. However, if adopted, this proposal will permit the Board of Directors to negotiate future advisory agreements, with the current Advisor or a new advisor, or amend the Advisory Agreement, to provide for terms not permitted under the Charter currently in effect. This will provide the Board of Directors maximum flexibility in negotiating an advisory agreement in the best interest of the Company and its stockholders. The following is a summary of the parameters in Article VIII, none of which are standard for publicly-traded REITs.

•	Section 8.1 of the existing Charter provides that the term of any advisory agreement cannot exceed one year.
•	Section 8.3 of the existing Charter provides that the Advisor shall have a fiduciary responsibility and duty to the Company and to the stockholders.
•	Section 8.5 provides that either a majority of the independent directors or the Advisor may terminate the Advisory Agreement on sixty (60) days’ written notice without cause or penalty.
•	Sections 8.6, 8.7, 8.9, 8.10 and 8.13 provide for specified limitations and requirements with respect to acquisition and disposition fees, performance fees and internalization fees. For example, Section 8.9 provides that the aggregate amount of acquisition fees may not exceed 1.5% of the contract purchase price for all of the assets acquired. These limitations and requirements on fees would be removed if this proposal is approved.
•	Section 8.11 of the existing Charter provides for the reimbursement of expenses by the Company to the Advisor for any amount by which the Company’s operating expenses at the end of the four preceding fiscal quarters exceeds the greater of (a) 2% of average invested assets and (b) 25% of net income.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NO. 3 THROUGH 9, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 9. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

ON MARCH 16, 2017, THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, HAS FOUND THE AMENDMENT AND RESTATEMENT OF THE CHARTER PROPOSED IN THIS PROPOSAL NO. 8 TO BE ADVISABLE, AND THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 8.

PROPOSAL NO. 9 — APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER
TO REMOVE OR REVISE OTHER PROVISIONS RELATING TO OUR ADVISOR AND
ITS AFFILIATES

As described above under “Introductory Note — Proposals No. 3 through 9,” our current Charter includes provisions that are redundant, or may conflict, with the MGCL and provisions that are inconsistent with the charters of most publicly-traded REITs. In this Proposal No. 9, we are proposing to amend and restate our current Charter to remove or revise certain provisions, many of which were originally included in our current Charter to comply with the Guidelines, as well as related Conforming Changes.

Article X. Conflicts of Interest.  Article X (i) governs how certain transactions between the Company and our Sponsor, Advisor, directors or officers or any of their affiliates are conducted due to the potential for conflicts of interest and (ii) sets forth certain conflict resolution procedures. If adopted, this proposal would delete this article entirely. We believe our Board of Directors should have the flexibility, subject to the standard of conduct imposed on each director by the MGCL, to decide that a transaction negotiated for us by personnel employed directly by our Sponsor, our Advisor, directors or officers or any of their affiliates is in the best interest of the Company. Any such transaction used also generally by subject to the approval and recommendation of our independent directors. Moreover, under Maryland law, a transaction between a company and any of its directors or any other entity in which any of its directors is a director or has a material financial interest is voidable unless the transaction is approved by the affirmative vote of a majority of disinterested directors or a majority of the votes cast by disinterested stockholders or is fair and reasonable to the company. In addition, the Advisory Agreement requires that the Advisor report to the Board of Directors regarding any conflicts of interest and its method for allocating investment opportunities among the Company and competing investment entities.

Section 11.4. Stockholders — Voting Limitations on Shares Held by the Advisor, Directors and Affiliates.  Section 11.4 provides that votes by the Advisor, our director(s) or any of their affiliates will not be counted in a vote of our stockholders regarding removal of the Advisor, such director(s) or any of their affiliates or any transaction between the Company and any of them. If adopted, this proposal would delete this provision entirely.

Section 12.2. Liability of Stockholders, Directors, Advisors and Affiliates; Transactions between Affiliates and the Company — Limitation of Director and Officer Liability; Indemnification and Section 12.3. Liability of Stockholders, Directors, Advisors and Affiliates; Transactions between Affiliates and the Company — Payment of Expenses.  We are proposing to amend these sections to require the Company to exculpate and to give the Company the power to obligate itself to indemnify our directors and officers to the maximum extent permitted by the MGCL. Sections 12.2 and 12.3 currently include limitations on exculpation and indemnification of, and advancement of expenses to, our directors and officers that were originally included from the Guidelines. Under the MGCL, a corporation may include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. In addition, the MGCL generally permits a corporation to indemnify its directors and officers for losses, liabilities and expenses, unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was either committed in bad faith or was the result of active and deliberate dishonesty; (ii) the director or officer actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. We believe these are appropriate limits to exculpation and indemnification because they describe acts or omissions that are presumptively not in the interests of the Company and for which, therefore, it is not appropriate that the Company would bear the risk. We are proposing to delete the additional limitations imposed in Sections 12.2 and 12.3 of the current Charter.

We believe exculpation and indemnification to the maximum extent permitted by the MGCL is appropriate because the Company can only act through its directors and officers. Hence, when they act in their capacity as directors and officers, our directors and officers are acting for and on behalf of the Company and not for their own account. Moreover, in the absence of exculpation and indemnification, we would be shifting the risks from those actions onto our directors and officers while internalizing the benefits from them. The market for talented and experienced nominees to stand for election as director and executives to serve as officers is competitive. Although we have not yet encountered difficulty in attracting qualified director nominees or officers, it is possible that in the future the best candidates will be attracted by other firms that do not have exculpation and indemnification limitations as onerous as those that were originally included in the current Charter from the Guidelines.

In connection with the aforementioned revisions to remove limitations on exculpation and indemnification of directors and officers originally included from the Guidelines, we are also proposing to remove the limitations on advancements to directors and officers for legal and other expenses and costs. We believe these changes are appropriate in connection with the proposed removal of limitations on exculpation and indemnification of directors as described above. To be most effective, and to make our Charter consistent with the charters of many publicly-traded REITs, we believe that the ability to advance expenses under the Charter should follow the MGCL as do the proposed exculpation and indemnification provisions discussed above. Otherwise, the limitations on advancement of expenses in the current Charter may diminish a director’s or officer’s financial ability to defend against claims and losses for which the Company may ultimately be financially responsible under the proposed amendments to the indemnification provisions of the Charter. Under the MGCL, a director or officer who seeks advancement of expenses must undertake to repay any amount advanced by the Company if it is ultimately determined that the director’s or officer’s action or omission did not meet the standards for indemnification.

The summary above is wholly qualified by the complete text of the Proposed Amended and Restated Charter, which is attached hereto as Exhibit A-I and incorporated herein by reference. The text of the Proposed Amended and Restated Charter has been marked in Exhibit A-II to reflect all the proposed amendments from the current Charter.

APPROVAL OF THIS PROPOSAL AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST, WHICH MEANS THAT AN ABSTENTION, BROKER NON-VOTE OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” THIS PROPOSAL.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS NO. 3 THROUGH 9, INCLUDING THIS PROPOSAL, IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS NO. 3 THROUGH 9. THIS MEANS THAT AN ABSTENTION, BROKER NON-VOTE, FAILURE TO VOTE OR VOTE “AGAINST” THIS PROPOSAL WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSED AMENDMENTS TO OUR CHARTER.

ON MARCH 16, 2017, THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, HAS FOUND THE AMENDMENT AND RESTATEMENT OF THE CHARTER PROPOSED IN THIS PROPOSAL NO. 9 TO BE ADVISABLE, AND THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 9.

INTEREST OF CERTAIN PERSONS IN THE MATTERS ACTED UPON

The Company’s executive officers are also executive officers of the Advisor. See “Certain Relationships and Related Transactions.” If stockholders approve the Charter Amendment Proposals, the possibility will exist for future amendments to the Advisory Agreement that would not have been permitted under the Charter currently in effect, including amendments to the term, termination, indemnification, fees and reimbursement provisions of the Advisory Agreement. Any such amendments to the Advisory Agreement would have to be approved by a majority of the Company’s independent directors. If stockholders approve the Charter Amendment Proposals, our directors and officers will no longer be subject to limitations on exculpation and indemnification, as well as limitations on advancements to directors and officers for legal and other expenses and costs, in excess of the MGCL.

Other than the director nominees’ elections to office and interests of the Advisor and our directors and executive officers in the approval of the Charter Amendment Proposals described in the preceding paragraph, there are no substantial interests, direct or indirect, by security holdings or otherwise, of each of the following persons in connection with any of the matters to be acted upon:

•	Each director or executive officer of the Company at any time since the beginning of the last fiscal year.
•	Each nominee for election as a director of the Company.
•	Each associate of any of the foregoing persons.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who beneficially own more than 10% of the Common Stock to file initial reports of ownership of such securities and reports of changes in ownership of such securities with the SEC. Such officers, directors and 10% stockholders of the Company are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company’s review of the copies of such forms received by it with respect to the fiscal year ended December 31, 2016, all reports were filed on a timely basis.

CODE OF ETHICS

The Board of Directors adopted the Code of Ethics effective as of February 7, 2013, which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.

The Code of Ethics is available on the Company’s website at www.bsprealtytrust.com by clicking on “Investors — Corporate Governance — Code of Ethics.” We intend to disclose on this website any amendment to, or waiver of, any provision of this Code of Ethics applicable to our directors and executive officers that would otherwise be required to be disclosed under the rules of the SEC. You may also obtain a copy of the Code of Ethics by writing to our secretary at: Benefit Street Partners Realty Trust, Inc., 9 West 57th Street, Suite 4920, New York, New York 10019, Attention: Micah Goodman, Secretary. A waiver of the Code of Ethics for our Chief Executive Officer may be made only by the Board of Directors or the appropriate committee of the Board of Directors and will be promptly disclosed to the extent required by law. A waiver of the Code of Ethics for all other employees may be made only by our Chief Executive Officer and shall be discussed with the Board of Directors or a committee of the Board of Directors as appropriate.

OTHER MATTERS PRESENTED FOR ACTION AT THE 2017 ANNUAL MEETING

The Board of Directors does not intend to present for consideration at the Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, the persons named in the proxy will vote thereon pursuant to the discretionary authority conferred by the proxy.

STOCKHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING

Stockholder Proposals in the Proxy Statement

Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2018 annual meeting of stockholders, the proposal must be received at our principal executive offices no later than 5:00 p.m. Eastern Time on December 4, 2017. Any proposal received after the applicable time in the previous sentence will be considered untimely.

Stockholder Proposals and Nominations for Directors to Be Presented at Meetings

For any proposal that is not submitted for inclusion in our proxy material for an annual meeting but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in the bylaws. Under the bylaws, for a stockholder proposal to be properly submitted for presentation at our 2018 annual meeting of stockholders, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on November 4, 2017 and ending at 5:00 p.m. Eastern Time on December 4, 2017. Any proposal received after the applicable time in the previous sentence will be considered untimely. Additionally, a stockholder proposal must contain information specified in the bylaws, including, without limitation:

1.	as to each director nominee,
•	the name, age, business address and residence address of the nominee;
•	the class, series and number of any shares of stock of the Company beneficially owned by the nominee;
•	the date such shares were acquired and the investment intent of such acquisitions;
•	all other information relating to the nominee that is required under Regulation 14A under the Exchange Act to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required; and
2.	as to any other business that the stockholder proposes to bring before the meeting,
•	a description of the business to be brought before the meeting;
•	the reasons for proposing such business at the meeting;
•	any material interest in such business that the proposing stockholder (and certain persons, which we refer to as “Stockholder Associated Persons” (as defined below), if any) may have, including any anticipated benefit to the proposing stockholder (and the Stockholder Associated Persons, if any); and
3.	as to the proposing stockholder (and the Stockholder Associated Persons, if any), the class, series and number of all shares of stock of the Company owned by the proposing stockholder (and the Stockholder Associated Persons, if any), and the nominee holder for, and number of, shares owned beneficially but not of record by the proposing stockholder (and the Stockholder Associated Persons, if any); and
4.	as to the proposing stockholder (and the Stockholder Associated Persons, if any) covered by clauses (2) or (3) above,
•	the name and address of the proposing stockholder (and the Stockholder Associated Persons, if any) as they appear on the Company’s stock ledger, and current name and address, if different; and

5.	to the extent known by the proposing stockholder, the name and address of any other stockholder supporting the director nominee or the proposal of other business on the date of the proposing stockholder’s notice.

A “Stockholder Associated Person” means (i) any person controlling, directly or indirectly, or acting in concert with, the proposing stockholder, (ii) any beneficial owner of shares of stock of the Company owned by the proposing stockholder and (iii) any person controlling, controlled by or under common control with the Stockholder Associated Person.

All nominations must also comply with the Charter. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: Benefit Street Partners Realty Trust, Inc., 9 West 57th Street, Suite 4920, New York, New York 10019, Attention: Micah Goodman.

By Order of the Board of Directors,

/s/ Micah Goodman

Micah Goodman
Secretary

EXHIBIT A-I

ARTICLES OF
AMENDMENT AND RESTATEMENT
FOR
BENEFIT STREET PARTNERS REALTY TRUST, INC.
a Maryland corporation

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BENEFIT PARTNERS REALTY TRUST, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST:  Benefit Street Partners Realty Trust, Inc., a Maryland corporation (the “Company”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND:  The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I.
NAME

The name of the Company is Benefit Street Partners Realty Trust, Inc.

ARTICLE II.
PURPOSES AND POWERS

The purpose for which the Company is formed is to engage in any lawful act or activity (including, without limitation or obligation, qualifying and engaging in business as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III.
RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent for service of process of the Company in the State of Maryland is CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202. The address of the Company’s principal office in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202. The Company may have such other offices and places of business within or outside the State of Maryland as the Board may from time to time determine.

ARTICLE IV.
DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

“ADVISOR” or “ADVISORS” means the person or persons, if any, appointed, employed or contracted with the Company and responsible for directing or performing the day to day business affairs of the Company, including any person to whom the Advisor subcontracts all or substantially all of such functions.

“BOARD” means the Board of Directors of the Company.

“BYLAWS” means the Bylaws of the Company, as amended from time to time.

“CHARTER” means the charter of the Company.

“CODE” shall have the meaning as provided in Article II herein.

“COMMON SHARES” shall have the meaning as provided in Section 5.1 herein.

“COMPANY” shall have the meaning as provided in Article I herein.

“DIRECTOR” means a director of the Company.

“DISTRIBUTIONS” means any distributions, as such term is defined in Section 2-301 of the MGCL.

“INDEPENDENT DIRECTOR” means a Director who meets the independence standards of the NASDAQ Stock Market, as determined by a majority of the Board. For purposes of applying these

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standards, a relationship with the Advisor or an affiliate thereof (other than service as an independent trustee or director of another company managed by the Advisor) will be treated as a relationship with the Company.

“MGCL” means the Maryland General Corporation Law, as in effect from time to time.

“NON-COMPLIANT TENDER OFFER” has the meaning provided in Section 11.8 herein.

“PERSON” means an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other legal entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit (as defined in Section 5.7(i) hereof) applies.

“PREFERRED SHARES” shall have the meaning as provided in Section 5.1 herein.

“REIT” means a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both, as defined pursuant to the REIT Provisions of the Code.

“REIT PROVISIONS OF THE CODE” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

“SECURITIES” means any of the following issued by the Company, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

“SHARES” means shares of stock of the Company of any class or series, including Common Shares and Preferred Shares.

“STOCKHOLDERS” means the holders of record of the Shares as maintained in the books and records of the Company or its transfer agent.

ARTICLE V.
STOCK

SECTION 5.1 AUTHORIZED SHARES.  The total number of Shares that the Company shall have authority to issue is 1,000,000,000 Shares, of which (i) 950,000,000 are designated as common stock, $0.01 par value per share (the “Common Shares”); and (ii) 50,000,000 are designated as preferred stock, $0.01 par value per share (the “Preferred Shares”) The Common Shares and Preferred Shares each comprise a separate class of shares. The aggregate par value of all authorized Shares having par value is $10,000,000. If Shares of one (1) class of stock are classified or reclassified into Shares of another class of stock pursuant to Section 5.2(b) or Section 5.3 of this Article V, the number of authorized Shares of the former class shall be automatically decreased and the number of Shares of the latter class shall be automatically increased, in each case by the number of Shares so classified or reclassified, as the case may be, so that the aggregate number of Shares of all classes that the Company has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this Section 5.1. The Board, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Company has authority to issue.

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SECTION 5.2 COMMON SHARES.

(a) COMMON SHARES SUBJECT TO TERMS OF PREFERRED SHARES. The Common Shares shall be subject to the express terms of any series of Preferred Shares.

(b) DESCRIPTION. Subject to Section 5.7 hereof and except as may otherwise be specified in the Charter, each Common Share shall entitle the holder thereof to one (1) vote. The Board may classify or reclassify any unissued Common Shares from time to time into one (1) or more classes or series of stock.

(c) DISTRIBUTION RIGHTS. The Board from time to time may authorize the Company to declare and pay to Stockholders such dividends or other Distributions in cash or other assets of the Company, or in securities of the Company, including Shares of one class payable to holders of Shares of another class, or from any other source as the Board in its discretion shall determine. The Board shall endeavor to authorize the Company to declare and pay such dividends and other Distributions as shall be necessary for the Company to qualify as a REIT under the REIT Provisions of the Code unless the Board has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Company; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Company. The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Company or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof.

(d) RIGHTS UPON LIQUIDATION. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Company, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.

(e) VOTING RIGHTS. Except as may be provided otherwise in the Charter, and subject to the express terms of any class or series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.

SECTION 5.3 PREFERRED SHARES.  The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, into one (1) or more classes or series of Shares.

SECTION 5.4 CLASSIFIED OR RECLASSIFIED SHARES.  Prior to issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set or change, subject to the provisions of Section 5.7 and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland. Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary or other Charter document.

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SECTION 5.5 STOCKHOLDERS’ CONSENT IN LIEU OF MEETING.  Any action required or permitted to be taken at any meeting of the Stockholders may be taken without a meeting by consent, in writing or by electronic transmission, in any manner and by the vote permitted by the MGCL and set forth in the Bylaws.

SECTION 5.6 CHARTER AND BYLAWS.  The rights of all Stockholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws.

SECTION 5.7 RESTRICTIONS ON OWNERSHIP AND TRANSFER.

(i) DEFINITIONS. For purposes of this Section 5.7, the following terms shall have the following meanings:

(a) “BENEFICIAL OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

(b) “BUSINESS DAY” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

(c) “CHARITABLE BENEFICIARY” means one (1) or more beneficiaries of the Trust as determined pursuant to Section 5.7(iii)(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

(d) “CONSTRUCTIVE OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning,” and “Constructively Owned” shall have the correlative meanings.

(e) “EXCEPTED HOLDER” means a Stockholder for whom an Excepted Holder Limit is created by the Board pursuant to Section 5.7(ii)(g).

(f) “EXCEPTED HOLDER LIMIT” means, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board pursuant to Section 5.7(ii)(g), and subject to adjustment pursuant to Section 5.7(ii)(h), the percentage limit established by the Board pursuant to Section 5.7(ii)(g).

(g) “MARKET PRICE” on any date means, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported on the principal national securities exchange on which such Shares are Listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board or, in the event that no trading price is available for such Shares, the fair market value of the Shares, as determined by the Board.

“PROHIBITED OWNER” means, with respect to any purported Transfer, any Person who, but for the provisions of Section 5.7(ii)(a), would Beneficially Own or Constructively Own Shares in violation of Section 5.7(ii)(a), and if appropriate in the context, shall also mean any Person who would have been the record owner of the Shares that the Prohibited Owner would have so owned.

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(h) “RESTRICTION TERMINATION DATE” means the first day on which the Board determines pursuant to Section 7.4 that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Company to qualify as a REIT.

(i) “SHARE OWNERSHIP LIMIT” means 9.8% in value of the aggregate of the outstanding Shares and 9.8% (in value or in number of Shares, whichever is more restrictive) of any class or series of Shares, or such other percentage determined by the Board in accordance with Section 5.7(ii)(h) hereof.

(j) “TRANSFER” means any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Shares or the right to vote or receive dividends on Shares, or any agreement to take any such actions or cause any such events, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

(k) “TRUST” means any trust provided for in Section 5.7(iii)(a).

(l) “TRUSTEE” means the Person unaffiliated with the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

(ii) SHARES.

(a) OWNERSHIP LIMITATIONS. Prior to the Restriction Termination Date, but subject to Section 5.8:

(I) BASIC RESTRICTIONS.

(A)(1) Except as set forth in any articles supplementary creating any class or series of Shares, no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Share Ownership Limit and (2) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(B) No Person shall Beneficially Own or Constructively Own Shares to the extent that such Beneficial Ownership or Constructive Ownership of Shares would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Company actually owning or Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(C) Any Transfer of Shares that, if effective, would result in the Shares being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

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(II) TRANSFER IN TRUST. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 5.7(ii)(a)(I)(A) or (B),

(A) then that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 5.7(ii)(a)(I)(A) or (B) (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 5.7(iii), effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or

(B) if the transfer to the Trust described in clause (A) of this sentence would not be effective for any reason to prevent the violation of Section 5.7(ii)(a)(I)(A) or (B) then the transfer of that number of Shares that otherwise would cause any Person to violate Section 5.7(ii)(a)(I)(A) or (B) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

To the extent that, upon a transfer of Shares pursuant to this Section 5.7(i)(II), a violation of any provision of this Section 5.7 would nonetheless be continuing (for example where the ownership of Shares by a single Trust would violate the 100 stockholder requirement applicable to REITs), then Shares shall be transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Section 5.7.

(b) REMEDIES FOR BREACH.  If the Board shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 5.7(ii)(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Shares in violation of Section .9(ii)(a) (whether or not such violation is intended), the Board shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Company to redeem Shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 5.7(ii)(a) shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board or a committee thereof.

(c) NOTICE OF RESTRICTED TRANSFER.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 5.7(ii)(a)(I)(A) or (B) or any Person who would have owned Shares that resulted in a transfer to the Trust pursuant to the provisions of Section 5.7(ii)(a)(II) shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice to the Company, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status as a REIT.

(d) OWNERS REQUIRED TO PROVIDE INFORMATION. Prior to the Restriction Termination Date:

(I) every owner of more than five percent (5%) (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Company stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Share Ownership Limit; and

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(II) each Person who is a Beneficial Owner or Constructive Owner of Shares and each Person (including the stockholder of record) who is holding Shares for a Beneficial Owner or a Constructive Owner shall provide to the Company such information as the Company may request, in good faith, in order to determine the Company’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(e) REMEDIES NOT LIMITED.  Subject to Section 7.4 hereof, nothing contained in this Section 5.7(ii)(e) shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Company and the interests of its Stockholders in preserving the Company’s status as a REIT.

(f) AMBIGUITY.  In the case of an ambiguity in the application of any of the provisions of this Section 5.7(ii), Section 5.7(iii), or any definition contained in Section 5.7(i), the Board shall have the power to determine the application of the provisions of this Section 5.7(ii) or Section 5.7(iii) or any such definition with respect to any situation based on the facts known to it. In the event Section 5.7(ii) or (iii) requires an action by the Board and the Charter fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section 5.7. Absent a decision to the contrary by the Board (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 5.7(ii)(b)) acquired Beneficial Ownership or Constructive Ownership of Shares in violation of Section 5.7(ii)(a), such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.

(g) EXCEPTIONS.

(I) Subject to Section 5.7(ii)(a)(I)(B), the Board, in its sole discretion, may (prospectively or retroactively) exempt a Person from the Share Ownership Limit and may establish or increase an Excepted Holder Limit for such Person if:

(A) the Board obtains such representations and undertakings from such Person as the Board determines are reasonably necessary to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such Shares will violate Section 5.7(ii)(a)(I)(B);

(B) such Person does not, and represents that it will not, actually own or Constructively Own an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to actually own or Constructively Own more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and

(C) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Section 5.7(ii)(a) through Section 5.7(ii)(f)) will result in such Shares being automatically transferred to a Trust in accordance with Section 5.7(ii)(a)(II) and Section 5.7(iii).

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(II) Prior to granting any exception pursuant to Section 5.7(ii)(g)(I), the Board may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(III) Subject to Section 5.7(ii)(a)(I)(B), an underwriter which participates in an offering or a private placement of Shares (or Securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or Securities convertible into or exchangeable for Shares) in excess of the Share Ownership Limit but only to the extent necessary to facilitate such offering or private placement.

(IV) The Board may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Share Ownership Limit.

(h) INCREASE OR DECREASE IN SHARE OWNERSHIP LIMIT.  Subject to Section 5.7(ii)(a)(I)(B), the Board may from time to time increase the Share Ownership Limit for one (1) or more Persons and decrease the Share Ownership Limit for all other Persons; provided, however, that the decreased Share Ownership Limit will not be effective for any Person whose percentage ownership of Shares is in excess of such decreased Share Ownership Limit until such time as such Person’s percentage of Shares equals or falls below the decreased Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Share Ownership Limit and, provided further, that the new Share Ownership Limit would not allow five or fewer Persons to Beneficially Own or Constructively Own more than 49.9% in value of the outstanding Shares.

(i) NOTICE TO STOCKHOLDERS UPON ISSUANCE OR TRANSFER.  Upon issuance or Transfer of Shares prior to the Restriction Termination Date, the Company shall provide the recipient with a notice containing information about the Shares purchased or otherwise Transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

The securities of the Company are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose, among others, of the Company’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Charter, (i) no Person may Beneficially Own or Constructively Own Shares in excess of 9.8% of the value of the total outstanding Shares or 9.8% (in value or in number of shares, whichever is more restrictive) of any class or series of Shares unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own Shares that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iii) any Transfer of Shares that, if effective, would result in the Shares being Beneficially Owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio and the intended transferee shall acquire no rights in such shares. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own Shares which causes or will cause a Person to Beneficially Own or Constructively Own Shares in excess or in violation of the above limitations must immediately give written notice (or, in the case of an attempted transaction, give at least 15 days prior written notice) to the Company. If any of the restrictions on transfer or ownership as set forth in (i) and (ii) above are violated, the Shares in excess or in violation of the above limitations will be automatically transferred to a Trustee of a Trust for the benefit of one (1) or more Charitable Beneficiaries. In addition, the Company may redeem shares

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upon the terms and conditions specified by the Board in its sole discretion if the Board determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this notice have the meanings defined in the Company’s Charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares on request and without charge. Requests for such a copy may be directed to the Secretary of the Company at its principal office.

(iii) TRANSFER OF SHARES IN TRUST.

(a) OWNERSHIP IN TRUST.  Upon any purported Transfer or other event described in Section 5.7(ii)(a)(II) that would result in a transfer of Shares to a Trust, such shares shall be transferred to the Trustee as trustee of a Trust for the exclusive benefit of one (1) or more Charitable Beneficiaries. Such transfer to the Trustee shall be effective as of the close of business on the Business Day prior to the purported transfer or other event that results in the transfer to the Trust pursuant to Section 5.7(ii)(a)(III). The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Company as provided in Section 5.7(iii)(f).

(b) STATUS OF SHARES HELD BY THE TRUSTEE.  Shares held by the Trustee shall be issued and outstanding Shares. The Prohibited Owner shall have no rights in the Shares held in trust by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Trust.

(c) DIVIDEND AND VOTING RIGHTS.  The Trustee shall have all voting rights and rights to dividends or other Distributions with respect to Shares held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Company that the Shares have been transferred to the Trustee shall be paid by the recipient of such dividend or other Distribution to the Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or other Distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Trust and, subject to Maryland law, effective as of the date that the Shares have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the Shares have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Section 5.7, until the Company has received notification that Shares have been transferred into a Trust, the Company shall be entitled to rely on its stock transfer and other stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Stockholders.

(d) SALE OF SHARES BY TRUSTEE.  Within twenty (20) days of receiving notice from the Company that Shares have been transferred to the Trust, the Trustee shall sell the Shares held in the Trust to a Person, designated by the Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 5.7(ii)(a)(I) or (II). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 5.7(iii)(d). The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the

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Shares to be held in the Trust and (2) the price per share received by the Trustee from the sale or other disposition of the Shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 5.7(iii)(c). Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Company that Shares have been transferred to the Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 5.7, such excess shall be paid to the Trustee upon demand.

(e) PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE.  Shares Transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The Company may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 5.7(iii)(c). The Company may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Company shall have the right to accept such offer until the Trustee has sold the Shares held in the Trust pursuant to Section 5.7(iii)(d). Upon such a sale to the Company, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

(f) DESIGNATION OF CHARITABLE BENEFICIARIES.  By written notice to the Trustee, the Company shall designate one (1) or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the Shares held in the Trust would not violate the restrictions set forth in Section 5.7(ii)(a)(I) or (II) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1) (A), 2055 and 2522 of the Code.

SECTION 5.8 SETTLEMENTS.  Nothing in Section 5.7 shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any provision of Sections 5.7, and any transfer in such a transaction shall be subject to all of the provisions and limitations set forth in Section 5.7.

SECTION 5.9 SEVERABILITY.  If any provision of Section 5.7 or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of Section 5.7 shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

SECTION 5.10 ENFORCEMENT.  The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of Section 5.7.

SECTION 5.11 NON-WAIVER.  No delay or failure on the part of the Company or the Board in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board, as the case may be, except to the extent specifically waived in writing.

SECTION 5.12 PREEMPTIVE AND APPRAISAL RIGHTS.  Except as may be provided by the Board in setting the terms of classified or reclassified Shares pursuant to Section 5.4 or as may otherwise be provided by contract approved by the Board, no holder of stock shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other security of the Company which it may

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issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board, upon the affirmative vote of a majority of the Board, shall determine that such rights apply, with respect to all or any classes or series of stock, to one (1) or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

ARTICLE VI.
BOARD OF DIRECTORS

SECTION 6.1 NUMBER OF DIRECTORS.  The business and affairs of the Company shall be managed under the direction of the Board of Directors. The number of Directors of the Company (the “Directors”) shall be three, which number may be increased or decreased from time to time pursuant to the Bylaws, but shall never be less than the minimum required by the MGCL. Until the time the Company has a class of common stock listed on a national securities exchange or national securities association (or a facility thereof), at which time this provision will no longer apply and the Company will be subject to the board independence requirements of such exchange or association, a majority of the Board shall be Independent Directors, except for a period of up to sixty (60) days after the death, removal or resignation of an Independent Director pending the election of such Independent Director’s successor. The Company elects, under Section 3-804(c) of the MGCL, except as may be provided by the Board in setting the terms of any class or series of Preferred Shares, that any and all vacancies on the Board, may be filled only by the affirmative vote of a majority of the remaining Directors, even if the remaining Directors constitute less than a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term. For the purposes of voting for Directors, each Share may be voted for as many individuals as there are Directors to be elected and for whose election the Share is entitled to be voted. Cumulative voting for Directors is prohibited. Unless the bylaws of the Company provide otherwise, a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a Director, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock.

SECTION 6.2 RESIGNATION OR REMOVAL.  Any Director may resign by delivering notice to the Board, the Chairman of the Board, the chief executive officer or the Secretary. Any notice of resignation shall take effect upon receipt by the Board, the Chairman of the Board, the Chief Executive Officer or the Secretary of such notice or upon any future date specified in the notice. Subject to the rights of holders of one or more classes or series of Preferred Shares, any Director or the entire Board may be removed from office at any time but only for cause, and then only by the affirmative vote of Stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of Directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such Director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

ARTICLE VII.
POWERS OF THE BOARD OF DIRECTORS

SECTION 7.1 GENERAL.  The business and affairs of the Company shall be managed under the direction of the Board. The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Company. The Charter shall be construed with a presumption in favor of the grant of power and authority to the Board. Any construction of the Charter or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board included in this Article VII shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Charter or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board under the general laws of the State of Maryland as now or hereafter in force.

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SECTION 7.2 AUTHORIZATION BY BOARD OF STOCK ISSUANCE.  The Board may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration as the Board may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

SECTION 7.3 FINANCINGS.  The Board shall have the power and authority to cause the Company to borrow or, in any other manner, raise money for the purposes and on the terms it determines, which terms may (i) include evidencing the same by issuance of Securities and (ii) have such provisions as the Board may determine (a) to reacquire such Securities; (b) to enter into other contracts or obligations on behalf of the Company; (c) to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; and (d) to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company’s assets to secure any such Securities, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company.

SECTION 7.4 REIT QUALIFICATION.  The Board shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Company as a REIT; provided, however, if the Board determines that it is no longer in the best interests of the Company to continue to be qualified as a REIT, the Board may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code. The Board also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Section 5.7 is no longer required for REIT qualification.

SECTION 7.5 DETERMINATIONS BY BOARD.  The determination as to any of the following matters, made by or pursuant to the direction of the Board, shall be final and conclusive and shall be binding upon the Company and every Stockholder: the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other Distributions on Shares; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, adjusted or modified funds from operations, adjusted or modified funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of Shares) or the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company or any Shares; the number of Shares of any class of the Company; any matter relating to the acquisition, holding and disposition of any assets by the Company; any interpretation of the terms and conditions of one or more agreements with any Person; or any other matter relating to the business and affairs of the Company or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board; provided, however, that any determination by the Board as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination.

ARTICLE VIII.
EXTRAORDINARY ACTIONS

Except as specifically provided in Section 6.2 hereof (relating to removal of Directors) and in the last sentence of Article X, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of Stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board and taken or approved by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

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ARTICLE IX.
TENDER OFFERS

If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions of Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent (5%) of the outstanding Shares of the stock of the Company; provided, however, that unless otherwise required by the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Corporation at least ten (10) business days prior to initiating any such tender offer. No Stockholder may Transfer any Shares held by such Stockholder to any Person who initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”) unless such Stockholder shall have first offered such Shares to the Corporation at the greater of (i) the tender offer price, and (ii) the following, as applicable: (A) if the Company has an effective Share repurchase plan at the time of such Non-Compliant Tender Offer, the price at which such Stockholder would be able to sell such Shares pursuant to the Corporation’s Share repurchase plan, (B) if the Company does not have an effective repurchase plan at the time of such Non-Compliant Tender Offer and it has not yet determined a Net Asset value per share, the price at which such Stockholder would have been able to sell such shares pursuant to the Corporation’s Share repurchase plan immediately prior to the suspension or termination of the Corporation’s Share repurchase plan, or (C) if the Company does not have an effective Share repurchase plan at the time of such Non-Compliant Tender Offer and it has determined a Net Asset value per share, the price equal to Net Asset value per share (as calculated in the Prospectus) at such time as determined by the Board. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Section 11.8, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer. In addition to the remedies provided herein, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Article IX shall be of no force or effect once the Company has a class of common stock listed on a national securities exchange or national securities association (or a facility thereof).

ARTICLE X.
LIABILITY OF STOCKHOLDERS, DIRECTORS, AND OFFICERS

SECTION 10.1 LIMITATION OF STOCKHOLDER LIABILITY.  No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s assets or the affairs of the Company by reason of being a Stockholder.

SECTION 10.2 LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION

(a) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former Director or officer of the Company shall be liable to the Company or the Stockholders for money damages. Neither the amendment nor repeal of this Section 10.2(a), nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 10.2(a), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

(b) The Company shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Company or (ii) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in that capacity. The Company shall have the power, with the approval of the Board, to provide such indemnification and advancement of expenses to a person

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who served as predecessor of the Company in any of the capacities described in (i) or (ii) above and to any employee or agent of the Company or a predecessor of the Company.

SECTION 10.3 EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS.  Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent of the Company liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

ARTICLE XI.
AMENDMENTS

The Company reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any outstanding Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except as otherwise provided in the next sentence and except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter. However, any amendment to the second sentence of Section 6.2 hereof or to this section of the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of Stockholders entitled to cast at least two-thirds of all votes entitled to be cast on the matter.

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EXHIBIT A-II

ARTICLES OF AMENDMENT AND RESTATEMENT
FOR
BENEFIT STREET PARTNERS REALTY ~~FINANCE~~ TRUST, INC.
a Maryland corporation

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BENEFIT PARTNERS REALTY ~~FINANCE~~ TRUST, INC.
ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: Benefit Street Partners Realty ~~Finance~~ Trust, Inc., a Maryland corporation (the “Company”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I.
NAME

The name of the Company is Benefit Street Partners Realty ~~Finance~~ Trust, Inc.

ARTICLE II.
PURPOSES AND POWERS

The purpose for which the Company is formed is to engage in any lawful act or activity (including, without limitation or obligation, qualifying and engaging in business as a real estate investment trust under Sections 856 through 860, or any successor sections, of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)), for which corporations may be organized under the MGCL and the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III.
RESIDENT AGENT AND PRINCIPAL OFFICE

The name and address of the resident agent for service of process of the Company in the State of Maryland is CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202. The address of the Company’s principal office in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202. The Company may have such other offices and places of business within or outside the State of Maryland as the Board may from time to time determine.

ARTICLE IV.
DEFINITIONS

As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

~~“ACQUISITION EXPENSES” means any and all expenses incurred by the Company, the Advisor, or any Affiliate of either in connection with the selection, acquisition or development of any Asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance, and miscellaneous expenses related to selection and acquisition of properties, whether or not acquired.~~

~~“ACQUISITION FEE” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Company or the Advisor) in connection with making or investing in Mortgages or the purchase, development or construction of a Property, including real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.~~

“ADVISOR” or “ADVISORS” means the ~~Person~~person or ~~Persons~~persons, if any, appointed, employed or contracted with ~~by~~ the Company ~~pursuant to Section 8.1 hereof~~ and responsible for directing or performing the day~~-~~ to~~-~~ day business affairs of the Company, including any ~~Person~~person to whom the Advisor subcontracts all or substantially all of such functions.

~~“ADVISORY AGREEMENT” means the agreement between the Company and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Company.~~

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~~“AFFILIATE” or “AFFILIATED” means, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent (10%) or more of the outstanding voting securities of such other Person; (ii) any Person, ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.~~

~~“ANNUAL SUBORDINATED PERFORMANCE FEE” shall have the meaning given in Section 8.10.~~

~~“ASSET” means any Property, Mortgage or other investments owned by the Company, directly or indirectly through one (1) or more of its Affiliates, and any other investment made by the Company, directly or indirectly through one (1) or more of its Affiliates.~~

~~“AVERAGE INVESTED ASSETS” means, for a specified period, the average of the aggregate book value of the Assets invested, directly or indirectly in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.~~

“BOARD” means the Board of Directors of the Company.

“BYLAWS” means the Bylaws of the Company, as amended from time to time.

“CHARTER” means the charter of the Company.

“CODE” shall have the meaning as provided in Article II herein.

~~“COMMENCEMENT OF THE INITIAL PUBLIC OFFERING” shall mean the date that the Securities and Exchange Commission declares effective the registration statement filed under the Securities Act for the Initial Public Offering.~~

“COMMON SHARES” shall have the meaning as provided in Section 5.1 herein.

“COMPANY” shall have the meaning as provided in Article I herein.

~~“COMPETITIVE REAL ESTATE COMMISSION” means a real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of the Property.~~

~~“CONSTRUCTION FEE” means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or provide major repairs or rehabilitations on a Property.~~

~~“CONTRACT PURCHASE PRICE” means the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Property or the amount of funds advanced with respect to a Mortgage, or the amount actually paid or allocated in respect of the purchase of other Assets, in each case exclusive of Acquisition Fees and Acquisition Expenses, but in each case including any indebtedness assumed or incurred in respect of such Property.~~

~~“DEALER MANAGER” means any Person selected by the Board to act as the dealer manager for an Offering.~~

~~“DEVELOPMENT FEE” means a fee for the packaging of a Property or Mortgage, including the negotiation and approval of plans and any assistance in obtaining zoning and necessary variances and financing for a specific Property, either initially or at a later date.~~

“DIRECTOR” means a director of the Company.

“DISTRIBUTIONS” means any distributions, as such term is defined in Section 2-301 of ~~money or other property, pursuant to Section 5.2(c) hereof, by~~ the ~~Company to owners~~MGCL.

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“INDEPENDENT DIRECTOR” means a Director who meets the independence standards of ~~Shares, including distributions that may constitute a return~~the NASDAQ Stock Market, as determined by a majority of ~~capital for federal income tax~~ the Board. For purposes~~.~~

~~“EXCESS AMOUNT” has the meaning provided in Section 8.11 herein.~~

~~“EXCHANGE ACT” means the Securities Exchange Act~~ of ~~1934, as amended from time to time, or any successor statute thereto.~~

~~“FINANCING COORDINATION FEE” means a fee paid in connection with the financing of an Asset, assumption of any loan in connection with the acquisition of an Asset or refinancing of any loan on an Asset.~~

~~“GROSS PROCEEDS” means the aggregate purchase price of all Shares sold for the account of the Company through an Offering, without deduction for Selling Commissions, volume discounts, any marketing support and due diligence expense reimbursement or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to a Dealer Manager or a Soliciting Dealer (where net proceeds to the Company are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Offering without reduction.~~

~~“INDEMNITEE” has the meaning provided in Section 12.2 herein.~~

~~“INDEPENDENT APPRAISER” means a Person with no material current or prior business or personal~~applying these standards, a relationship with the Advisor or ~~the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property or of other Assets of the type held by the Company. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of being engaged to a substantial extent in the business of rendering opinions as to the value of Real Property.~~

~~“INDEPENDENT DIRECTOR” means a Director who is not and who has not been within the last two years from the date of determination, directly or indirectly associated with the Sponsor or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, (ii) employment by the Sponsor, the Advisor or any of their Affiliates, (iii)~~ an affiliate thereof (other than service as an ~~officer~~ independent trustee or director of ~~the Sponsor, the Advisor or any of their Affiliates, (iv) performance of services, other than as a Director, for the Company, (v) service as a director or trustee of more than three REITs organized by the Sponsor or advised by the Advisor or (vi) maintenance of a material business or professional~~another company managed by the Advisor) will be treated as a relationship with the ~~Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” per se if the aggregate gross income derived by the Director from the Sponsor, the Advisor and their Affiliates exceeds five percent (5%) of either the Director’s annual gross income, derived from all sources, during either of the last two years or the Director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Company.~~

~~“INITIAL INVESTMENT” means that portion of the initial capitalization of the Company contributed by the Sponsor or its Affiliates pursuant to Section II.A. of the NASAA REIT Guidelines.~~

~~“INITIAL PUBLIC OFFERING” means the first Offering.~~

~~“INVESTED CAPITAL” means the amount calculated by multiplying the total number of Shares purchased by Stockholders by the issue price at the time of such purchase, reduced by the portion of any Distribution that is attributable to Net Sales Proceeds and by any amounts paid by the Company to repurchase Shares pursuant to the Company’s plan for the repurchase of Shares.~~

~~“IRA” means an “individual retirement account” (as defined in Section 408 of the Code).~~

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~~“JOINT VENTURES” means those joint venture or partnership arrangements in which the Company or the Operating Partnership is a co-venturer, limited liability company member, limited partner or general partner established to acquire or hold Assets.~~

~~“LEVERAGE” means the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.~~

~~“LIQUIDITY EVENT” includes a sale of all or substantially all the Assets, a sale or merger of the Company, a Listing, or other similar transaction.~~

~~“LISTING” means the listing of the Common Shares on a national securities exchange. Upon such Listing, the Common Shares shall be deemed Listed~~Company.

“MGCL” means the Maryland General Corporation Law, as in effect from time to time.

~~“MORTGAGES” means, in connection with mortgage financing provided by the Company, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.~~

~~“NASAA REIT GUIDELINES” means the Statement of Policy Regarding Real Estate Investment Trusts as revised and adopted by the North American Securities Administrators Association on May 7, 2007.~~

~~“NET ASSETS” means the total Assets (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated at least quarterly by the Company on a basis consistently applied.~~

~~“NET INCOME” means, for any period, the Company’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of the Assets.~~

~~“NET SALES PROCEEDS” means, in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(B) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(C) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Company or the Operating Partnership from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Company (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i)(D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage on or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Company, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Company, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one (1) or more Assets within one hundred eighty (180) days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Company or the Operating Partnership in connection with such transaction or series of transactions. Net Sales Proceeds shall also include Refinancing Proceeds and any other amounts that the Company determines, in its discretion, to be economically equivalent to proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Company in its sole discretion.~~

“NON-COMPLIANT TENDER OFFER” has the meaning provided in Section 11.8 herein.

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~~“OFFERING” means any public offering and sale of shares of stock pursuant to an effective registration statement filed under the Securities Act.~~

~~“OPERATING PARTNERSHIP” means Realty Finance Operating Partnership, L.P., an Affiliate of the Company through which the Company may own Assets.~~

~~“ORGANIZATION AND OFFERING EXPENSES” means any and all costs and expenses incurred by and to be paid from the Assets of the Company in connection with the formation of the Company and the qualification and registration of an Offering, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving and amending registration statements or supplementing prospectuses, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories and experts, and fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.~~

“PERSON” means an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other legal entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit (as defined in Section 5.~~9~~7(i) hereof) applies.

~~“PLAN OF LIQUIDATION” has the meaning provided in Article XV herein.~~

“PREFERRED SHARES” ~~has~~shall have the meaning as provided in Section 5.1 herein.

~~“PROPERTY” or “PROPERTIES” means, as the context requires, any, or all, respectively, of the Real Property acquired by the Company, directly or indirectly through joint venture arrangements or other partnership or investment interests.~~

~~“PROSPECTUS” means the same as that term is defined in Section 2(10) of the Securities Act, including a preliminary prospectus and an offering circular as described in Rule 256 of the General Rules and Regulations under the Securities Act or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling securities to the public.~~

~~“REAL PROPERTY” or “REAL ESTATE” means land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.~~

~~“REFINANCING PROCEEDS” means the proceeds of the refinancing of any indebtedness of the Company, less the amount of expenses incurred by or on behalf of the Company in connection with such refinancing.~~

~~“REINVESTMENT PLAN” has the meaning provided in Section 5.15 herein.~~

“REIT” means a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both, as defined pursuant to the REIT Provisions of the Code.

“REIT PROVISIONS OF THE CODE” means Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

~~“ROLL-UP ENTITY” means a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~

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~~“ROLL-UP TRANSACTION” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of a Roll-Up Entity to the holders of Common Shares. Such term does not include:~~

~~(a) a transaction involving securities of a Roll-Up Entity that have been for at least twelve (12) months listed on a national securities exchange; or~~

~~(a) a transaction involving the conversion to corporate, trust or association form of only the Company, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i) the voting rights of the holders of the Shares;~~

~~(i) the term of existence of the Company;~~

~~(i) Sponsor or Advisor compensation; or~~

~~(i) The Company’s investment objectives.~~

~~“SALE” or “SALES” means (i) any transaction or series of transactions whereby: (A) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Company or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture in which the Company or the Operating Partnership is a co-venturer or partner directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (D) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof, including any payments thereunder or in satisfaction thereof (other than regularly scheduled interest payments) or any amounts owed pursuant to such Mortgage, and including any event with respect to any Mortgage which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Company or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (E) above in which the proceeds of such transaction or series of transactions are reinvested by the Company in one (1) or more Assets within one hundred eighty (180) days thereafter.~~

“SECURITIES” means any of the following issued by the Company, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

~~“SECURITIES ACT” means the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.~~

~~“SELLING COMMISSIONS” means any and all commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to a Dealer Manager.~~

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“SHARES” means shares of stock of the Company of any class or series, including Common Shares and Preferred Shares.

~~“SOLICITING DEALERS” means those broker-dealers that are members of the Financial Industry Regulatory Authority, or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with a Dealer Manager to sell Shares.~~

~~“SPONSOR” means any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Company, (ii) will control, manage or participate in the management of the Company, and any Affiliate of any such Person, (iii) takes the initiative, directly or indirectly, in founding or organizing the Company, either alone or in conjunction with one (1) or more other Persons, (iv) receives a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Company, (vi) possesses significant rights to control Properties, (vii) receives fees for providing services to the Company which are paid on a basis that is not customary in the industry or (viii) provides goods or services to the Company on a basis which was not negotiated at arm’s-length with the Company. The term “Sponsor” shall not include a Person whose only relationship with the Company is that of an independent property manager and whose only compensation is as such or wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.~~

~~“STOCKHOLDER LIST” has the meaning provided in Section 11.6 herein.~~

“STOCKHOLDERS” means the holders of record of the Shares as maintained in the books and records of the Company or its transfer agent.

~~“TERMINATION DATE” means the date of termination of the Advisory Agreement.~~

~~“TERMINATION OF THE INITIAL PUBLIC OFFERING” shall mean the earlier of (i) the date on which the Initial Public Offering expires or is terminated by the Company or (ii) the date on which all shares of stock offered in the Initial Public Offering are sold, excluding warrants, if any, offered thereunder and shares that may be acquired upon exercise of such warrants and shares offered thereunder that may be acquired pursuant to the Reinvestment Plan.~~

~~“TOTAL OPERATING EXPENSES” means all costs and expenses paid or incurred by the Company, as determined under generally accepted accounting principles, that are in any way related to the operation of the Company or to Company business, including advisory fees, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and tax incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees paid in compliance with the NASAA REIT Guidelines, (vi) Acquisition Fees and Acquisition Expenses, (vii) real estate commissions on the Sale of Properties, (viii) Financing Coordination Fees and (ix) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).~~

~~“UNIMPROVED REAL PROPERTY” means Property in which the Company has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one (1) year.~~

~~“2%/25% GUIDELINES” has the meaning provided in Section 8.11 herein.~~

ARTICLE V.
STOCK

SECTION 5.1 AUTHORIZED SHARES.  The total number of Shares that the Company shall have authority to issue is 1,000,000,000 Shares, of which (i) 950,000,000 are designated as common stock, $0.01

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par value per share (the “Common Shares”); and (ii) 50,000,000 are designated as preferred stock, $0.01 par value per share (the “Preferred Shares”) The Common Shares and Preferred Shares each comprise a separate class of shares. The aggregate par value of all authorized Shares having par value is $10,000,000. If Shares of one (1) class of stock are classified or reclassified into Shares of another class of stock pursuant to Section 5.2(b) or Section 5.3 of this Article V, the number of authorized Shares of the former class shall be automatically decreased and the number of Shares of the latter class shall be automatically increased, in each case by the number of Shares so classified or reclassified, as the case may be, so that the aggregate number of Shares of all classes that the Company has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this Section 5.1. The Board, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Company has authority to issue.

SECTION 5.2 COMMON SHARES.

(a) COMMON SHARES SUBJECT TO TERMS OF PREFERRED SHARES.  The Common Shares shall be subject to the express terms of any series of Preferred Shares.

(b) DESCRIPTION.  Subject to Section 5.~~9~~7 hereof and except as may otherwise be specified in the Charter, each Common Share shall entitle the holder thereof to one (1) vote. The Board may classify or reclassify any unissued Common Shares from time to time into one (1) or more classes or series of stock.

(c) DISTRIBUTION RIGHTS.  The Board from time to time may authorize the Company to declare and pay to Stockholders such dividends or other Distributions in cash or other ~~Assets~~assets of the Company, or in securities of the Company, including Shares of one class payable to holders of Shares of another class, or from any other source as the Board in its discretion shall determine. The Board shall endeavor to authorize the Company to declare and pay such dividends and other Distributions as shall be necessary for the Company to qualify as a REIT under the REIT Provisions of the Code unless the Board has determined, in its sole discretion, that qualification as a REIT is not in the best interests of the Company; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Company. The exercise of the powers and rights of the Board pursuant to this section shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Company or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof.

(d) RIGHTS UPON LIQUIDATION.  In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the ~~Assets~~assets of the Company, the aggregate ~~Assets~~assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate ~~Assets~~assets available for distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.

(e) VOTING RIGHTS.  Except as may be provided otherwise in the Charter, and subject to the express terms of any class or series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.

SECTION 5.3 PREFERRED SHARES.  The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, into one (1) or more classes or series of Shares.

SECTION 5.4 CLASSIFIED OR RECLASSIFIED SHARES.  Prior to issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in

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the class or series; (c) set or change, subject to the provisions of Section 5.~~9~~7 and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland. Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Company) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary or other Charter document.

SECTION 5.5 STOCKHOLDERS’ CONSENT IN LIEU OF MEETING.  Any action required or permitted to be taken at any meeting of the Stockholders may be taken without a meeting by consent, in writing or by electronic transmission, in any manner and by the vote permitted by the MGCL and set forth in the Bylaws.

SECTION 5.6 CHARTER AND BYLAWS.  The rights of all Stockholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws.

~~SECTION 5.7 NO ISSUANCE OF SHARE CERTIFICATES.  Unless otherwise provided by the Board, the Company shall not issue stock certificates. A Stockholder’s investment shall be recorded on the books of the Company. To transfer his or her shares of stock, a Stockholder shall submit an executed form to the Company, which form shall be provided by the Company upon request. Such transfer will also be recorded on the books of the Company. Upon issuance or transfer of Shares, the Company will provide the Stockholder with information concerning his or her rights with regard to such Shares, as required by the Bylaws and the MGCL or other applicable law.~~

~~SECTION 5.8 SUITABILITY OF STOCKHOLDERS.~~

~~Until Listing, the following provisions shall apply:~~

~~(i) INVESTOR SUITABILITY STANDARDS.  Subject to suitability standards established by individual states, to become a Stockholder, if such prospective Stockholder is an individual (including an individual beneficiary of a purchasing IRA), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under the Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Company, among other requirements as the Company may require from time to time:~~

~~(a) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $70,000 and a net worth (excluding home, home furnishings and automobiles) of not less than $70,000; or~~

~~(b) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, home furnishings, and automobiles) of not less than $250,000.~~

~~(ii) DETERMINATION OF SUITABILITY OF SALE.  The Sponsor and each Person selling Common Shares on behalf of the Sponsor or the Company shall make every reasonable effort to determine that the purchase of Common Shares is a suitable and appropriate investment for each Stockholder. In making this determination, the Sponsor and each Person selling Common Shares on behalf of the Company shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth standards established for the Company; (b) can reasonably benefit from the Company based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk~~

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~~that the Stockholder may lose the entire investment; (3) the lack of liquidity of the Common Shares; (4) the restrictions on transferability of the Common Shares; and (5) the tax consequences of the investment.~~

~~The Sponsor or each Person selling Common Shares on behalf of the Sponsor or the Company shall make this determination with respect to each prospective Stockholder on the basis of information it has obtained from such prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors.~~

~~The Sponsor and each Person selling Common Shares on behalf of the Company shall maintain records of the information used to determine that an investment in Common Shares is suitable and appropriate for a Stockholder. The Sponsor and each Person selling Common Shares on behalf of the Company shall maintain these records for at least six years.~~

~~(iii) MINIMUM INVESTMENT AND TRANSFER.  Subject to certain individual state requirements and except for Shares issued pursuant to the Reinvestment Plan, the Company will sell its Common Shares only to investors who initially purchase a minimum of 100 Common Shares for an aggregate price of $2,500. In order to satisfy the purchase requirements for retirement plans, a husband and wife may jointly contribute funds from their separate IRAs, provided that each such contribution is made in increments of $100.00 or four (4) whole shares. An investment in Shares shall not, in itself, create a retirement plan, and in order to create a retirement plan a Stockholder must comply with all applicable provisions of the Code. Following the initial minimum investment, no subsequent sale or transfer of Common Shares other than pursuant to the Reinvestment Plan will be permitted of less than 100 Common Shares, and a Stockholder shall not transfer, fractionalize or subdivide such Shares so as to retain less than the minimum number thereof.~~

~~SECTION 5.9~~SECTION 5.7 RESTRICTIONS ON OWNERSHIP AND TRANSFER.

(i) DEFINITIONS. For purposes of this Section 5.~~9~~7, the following terms shall have the following meanings:

(a) “BENEFICIAL OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

(b) “BUSINESS DAY” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

(c) “CHARITABLE BENEFICIARY” means one (1) or more beneficiaries of the Trust as determined pursuant to Section 5.~~9~~7(iii)(f), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

(d) “CONSTRUCTIVE OWNERSHIP” means ownership of Shares by a Person, whether the interest in the Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns,” “Constructively Owning,” and “Constructively Owned” shall have the correlative meanings.

(e) “EXCEPTED HOLDER” means a Stockholder for whom an Excepted Holder Limit is created by the Board pursuant to Section 5.~~9~~7(ii)(g).

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(f) “EXCEPTED HOLDER LIMIT” means, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board pursuant to Section 5.~~9~~7(ii)(g), and subject to adjustment pursuant to Section 5.~~9~~7(ii)(h), the percentage limit established by the Board pursuant to Section 5.~~9~~7(ii)(g).

(g) “MARKET PRICE” on any date means, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported on the principal national securities exchange on which such Shares are Listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board or, in the event that no trading price is available for such Shares, the fair market value of the Shares, as determined by the Board.

~~(f) “NYSE” means the New York Stock Exchange.~~

~~(g)~~ “PROHIBITED OWNER” means, with respect to any purported Transfer, any Person who, but for the provisions of Section 5.~~9~~7(ii)(a), would Beneficially Own or Constructively Own Shares in violation of Section 5.~~9~~7(ii)(a), and if appropriate in the context, shall also mean any Person who would have been the record owner of the Shares that the Prohibited Owner would have so owned.

(h) “RESTRICTION TERMINATION DATE” means the first day on which the Board determines pursuant to Section 7.4 that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Company to qualify as a REIT.

(i) “SHARE OWNERSHIP LIMIT” means 9.8% in value of the aggregate of the outstanding Shares and 9.8% (in value or in number of Shares, whichever is more restrictive) of any class or series of Shares, or such other percentage determined by the Board in accordance with Section 5.~~9~~7(ii)(h) hereof.

(j) “TRANSFER” means any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Shares or the right to vote or receive dividends on Shares, or any agreement to take any such actions or cause any such events, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

(k) “TRUST” means any trust provided for in Section 5.~~9~~7(iii)(a).

(l) “TRUSTEE” means the Person unaffiliated with the Company and a Prohibited Owner, that is appointed by the Company to serve as trustee of the Trust.

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(ii) SHARES.

(a) OWNERSHIP LIMITATIONS.  Prior to the Restriction Termination Date, but subject to Section 5.~~10~~8:

(I) BASIC RESTRICTIONS.

(A)(1) Except as set forth in any articles supplementary creating any class or series of Shares, no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Share Ownership Limit and (2) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(B) No Person shall Beneficially Own or Constructively Own Shares to the extent that such Beneficial Ownership or Constructive Ownership of Shares would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Company actually owning or Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(C) Any Transfer of Shares that, if effective, would result in the Shares being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(II) TRANSFER IN TRUST.  If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 5.~~9~~7(ii)(a)(I)(A) or (B),

(A) then that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 5.~~9~~7(ii)(a)(I)(A) or (B) (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 5.~~9~~7(iii), effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or

(B) if the transfer to the Trust described in clause (A) of this ~~Section 5.9(ii)(a)(II)~~ sentence would not be effective for any reason to prevent the violation of Section 5.~~9~~7(ii)(a)(I)(A) or (B) then the transfer of that number of Shares that otherwise would cause any Person to violate Section 5.~~9~~7(ii)(a)(I)(A) or (B) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

To the extent that, upon a transfer of Shares pursuant to this Section 5.~~9~~7(i)(II), a violation of any provision of this Section 5.~~9~~7 would nonetheless be continuing (for example where the ownership of Shares by a single Trust would violate the 100 stockholder requirement applicable to REITs), then Shares shall be transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Section 5.~~9~~7.

(b) REMEDIES FOR BREACH.  If the Board shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 5.~~9~~7(ii)(a) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Shares in violation of Section ~~5~~.9(ii)(a) (whether or not such violation is intended), the Board shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other

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event, including, without limitation, causing the Company to redeem Shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 5.~~9~~7(ii)(a) shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board or a committee thereof.

(c) NOTICE OF RESTRICTED TRANSFER.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 5.~~9~~7(ii)(a)(I)(A) or (B) or any Person who would have owned Shares that resulted in a transfer to the Trust pursuant to the provisions of Section 5.~~9~~7(ii)(a)(II) shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice to the Company, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status as a REIT.

(d) OWNERS REQUIRED TO PROVIDE INFORMATION. Prior to the Restriction Termination Date:

(I) every owner of more than five percent (5%) (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Company stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Share Ownership Limit; and

(II) each Person who is a Beneficial Owner or Constructive Owner of Shares and each Person (including the stockholder of record) who is holding Shares for a Beneficial Owner or a Constructive Owner shall provide to the Company such information as the Company may request, in good faith, in order to determine the Company’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(e) REMEDIES NOT LIMITED.  Subject to Section 7.4 hereof, nothing contained in this Section 5.~~9~~7(ii)(e) shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Company and the interests of its Stockholders in preserving the Company’s status as a REIT.

(f) AMBIGUITY.  In the case of an ambiguity in the application of any of the provisions of this Section 5.~~9~~7(ii), Section 5.~~9~~7(iii), or any definition contained in Section 5.~~9~~7(i), the Board shall have the power to determine the application of the provisions of this Section 5.~~9~~7(ii) or Section 5.~~9~~7(iii) or any such definition with respect to any situation based on the facts known to it. In the event Section 5.~~9~~7(ii) or (iii) requires an action by the Board and the Charter fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section 5.~~9~~7. Absent a decision to the contrary by the Board (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 5.~~9~~7(ii)(b)) acquired Beneficial Ownership or Constructive Ownership of Shares in violation of Section 5.~~9~~7(ii)(a), such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.

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(g) EXCEPTIONS.

(I) Subject to Section 5.~~9~~7(ii)(a)(I)(B), the Board, in its sole discretion, may (prospectively or retroactively) exempt a Person from the Share Ownership Limit and may establish or increase an Excepted Holder Limit for such Person if:

(A) the Board obtains such representations and undertakings from such Person as the Board determines are reasonably necessary to ascertain that no individual’s Beneficial Ownership or Constructive Ownership of such Shares will violate Section 5.~~9~~7(ii)(a)(I)(B);

(B) such Person ~~represents that it~~ does not, and ~~undertakes~~represents that it will not, actually own or Constructively Own an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to actually own or Constructively Own more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT, shall not be treated as a tenant of the Company); and

(C) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Section 5.~~9~~7(ii)(a) through Section 5.~~9~~7(ii)(f)) will result in such Shares being automatically transferred to a Trust in accordance with Section 5.~~9~~ 7(ii)(a)(II) and Section 5.~~9~~7(iii).

(II) Prior to granting any exception pursuant to Section 5.~~9~~7(ii)(g)(I), the Board may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(III) Subject to Section 5.~~9~~7(ii)(a)(I)(B), an underwriter which participates in an ~~Offering~~offering or a private placement of Shares (or Securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or Securities convertible into or exchangeable for Shares) in excess of the Share Ownership Limit but only to the extent necessary to facilitate such ~~Offering~~offering or private placement.

(IV) The Board may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Share Ownership Limit.

(h) INCREASE OR DECREASE IN SHARE OWNERSHIP LIMIT.  Subject to Section 5.~~9~~7(ii)(a)(I)(B), the Board may from time to time increase the Share Ownership Limit for one (1) or more Persons and decrease the Share Ownership Limit for all other Persons; provided, however, that the decreased Share Ownership Limit will not be effective for any Person whose percentage ownership of Shares is in excess of such decreased Share Ownership Limit until such time as such Person’s percentage of Shares equals or falls below the decreased Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Share Ownership Limit and, provided further, that the new Share Ownership Limit would not allow five or fewer Persons to Beneficially Own or Constructively Own more than 49.9% in value of the outstanding Shares.

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(i) NOTICE TO STOCKHOLDERS UPON ISSUANCE OR TRANSFER.  Upon issuance or Transfer of Shares prior to the Restriction Termination Date, the Company shall provide the recipient with a notice containing information about the Shares purchased or otherwise Transferred, in lieu of issuance of a share certificate, in a form substantially similar to the following:

The securities of ~~Realty Finance Trust, Inc. (~~the ~~“~~Company~~“)~~ are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose, among others, of the Company’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the ~~Company’s~~ Charter, (i) no Person may Beneficially Own or Constructively Own Shares in excess of 9.8% of the value of the total outstanding Shares or 9.8% (in value or in number of shares, whichever is more restrictive) of any class or series of Shares unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own Shares that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iii) any Transfer of Shares that, if effective, would result in the Shares being Beneficially Owned by fewer than 100 Persons (as determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio and the intended transferee shall acquire no rights in such shares. Any Person who Beneficially Owns or Constructively Owns or attempts to Beneficially Own or Constructively Own Shares which causes or will cause a Person to Beneficially Own or Constructively Own Shares in excess or in violation of the above limitations must immediately give written notice (or, in the case of an attempted transaction, give at least 15 days prior written notice) to the Company. If any of the restrictions on transfer or ownership as set forth in (i) and (ii) above are violated, the Shares in excess or in violation of the above limitations will be automatically transferred to a Trustee of a Trust for the benefit of one (1) or more Charitable Beneficiaries. In addition, the Company may redeem ~~Shares~~shares upon the terms and conditions specified by the Board in its sole discretion if the Board determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this notice have the meanings defined in the Company’s Charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares on request and without charge. Requests for such a copy may be directed to the Secretary of the Company at its principal office.

(iii) TRANSFER OF SHARES IN TRUST.

(a) OWNERSHIP IN TRUST.  Upon any purported Transfer or other event described in Section 5.~~9~~7(ii)(a)(II) that would result in a transfer of Shares to a Trust, such shares shall be transferred to the Trustee as trustee of a Trust for the exclusive benefit of one (1) or more Charitable Beneficiaries. Such transfer to the Trustee shall be effective as of the close of business on the Business Day prior to the purported transfer or other event that results in the transfer to the Trust pursuant to Section 5.~~9~~7(ii)(a)(III). The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Company as provided in Section 5.~~9~~7(iii)(f).

(b) STATUS OF SHARES HELD BY THE TRUSTEE.  Shares held by the Trustee shall be issued and outstanding Shares. The Prohibited Owner shall have no rights in the Shares held in trust by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Trust.

(c) DIVIDEND AND VOTING RIGHTS.  The Trustee shall have all voting rights and rights to dividends or other Distributions with respect to Shares held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Company that the Shares have been transferred to the Trustee shall be paid by the recipient of such dividend or other Distribution to the Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or other Distribution so paid to the Trustee shall be held in trust for the Charitable

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Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Trust and, subject to Maryland law, effective as of the date that the Shares have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that the Shares have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Section 5.~~9~~7, until the Company has received notification that Shares have been transferred into a Trust, the Company shall be entitled to rely on its stock transfer and other stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Stockholders.

(d) SALE OF SHARES BY TRUSTEE.  Within twenty (20) days of receiving notice from the Company that Shares have been transferred to the Trust, the Trustee shall sell the Shares held in the Trust to a Person, designated by the Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 5.~~9~~7(ii)(a)(I) or (II). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 5.~~9~~7(iii)(d). The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Trust and (2) the price per share received by the Trustee from the sale or other disposition of the Shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 5.~~9~~7(iii)(c). Any ~~Net Sales Proceeds~~net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Company that Shares have been transferred to the Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 5.~~9~~7, such excess shall be paid to the Trustee upon demand.

(e) PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE.  Shares Transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The Company may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 5.~~9~~7(iii)(c). The Company may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Company shall have the right to accept such offer until the Trustee has sold the Shares held in the Trust pursuant to Section 5.~~9~~7(iii)(d). Upon such a sale to the Company, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

(f) DESIGNATION OF CHARITABLE BENEFICIARIES.  By written notice to the Trustee, the Company shall designate one (1) or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the Shares held in the Trust would not violate the restrictions set forth in Section 5.~~9~~7(ii)(a)(I) or (II) in the hands of such Charitable Beneficiary

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and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1) (A), 2055 and 2522 of the Code.

~~Section 5.10~~SECTION 5.8 SETTLEMENTS.  Nothing in Section 5.~~9~~7 shall preclude the settlement of any transaction entered into through the facilities of any national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any provision of Sections 5.7, and any transfer in such a transaction shall be subject to all of the provisions and limitations set forth in Section 5.~~9~~7.

~~Section 5.11~~SECTION 5.9 SEVERABILITY.  If any provision of Section 5.~~9~~7 or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of Section 5.~~9~~ 7 shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

~~Section 5.12~~SECTION 5.10 ENFORCEMENT.  The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of Section 5.~~9~~7.

~~Section 5.13~~SECTION 5.11 NON-WAIVER.  No delay or failure on the part of the Company or the Board in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board, as the case may be, except to the extent specifically waived in writing.

~~Section 5.14 REPURCHASE OF SHARES.  The Board may establish, from time to time, a program or programs by which the Company voluntarily repurchases Shares of Capital Stock from its Stockholders; provided, however, that such repurchase does not impair the capital or operations of the Company. The Sponsor, the Advisor, the Directors or any Affiliates thereof may not receive any fees arising out of the repurchase of stock by the Company.~~

~~Section 5.15 DISTRIBUTION REINVESTMENT PLANS.  The Board may establish, from time to time, a Distribution reinvestment plan or plans (each, a “Reinvestment Plan”). Under any such Reinvestment Plan, (i) all material information regarding Distributions to the Stockholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Stockholders not less often than annually and (ii) each Stockholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (i) above.~~

~~Section 5.16~~SECTION 5.12 PREEMPTIVE AND APPRAISAL RIGHTS.  Except as may be provided by the Board in setting the terms of classified or reclassified Shares pursuant to Section 5.4 or as may otherwise be provided by contract approved by the Board, no holder of stock shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other security of the Company which it may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board, upon the affirmative vote of a majority of the Board, shall determine that such rights apply, with respect to all or any classes or series of stock, to one (1) or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.

ARTICLE VI.
BOARD OF DIRECTORS

SECTION 6.1 NUMBER OF DIRECTORS.  The business and affairs of the Company shall be managed under the direction of the Board of Directors. The number of Directors of the Company (the “Directors”) shall be three, which number may be increased or decreased from time to time pursuant to the Bylaws, but shall never be less than the minimum required by the MGCL. ~~A~~Until the time the Company has a class of common stock listed on a national securities exchange or national securities association (or a facility thereof), at which time this provision will no longer apply and the Company will be subject to the board independence requirements of such exchange or association, a majority of the Board shall be Independent Directors, except for a period of up to sixty (60) days after the death, removal or resignation of an Independent Director

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pending the election of such Independent Director’s successor. The Company elects, under Section 3-804(c) of the MGCL, except as may be provided by the Board in setting the terms of any class or series of Preferred Shares, that any and all vacancies on the Board, may be filled only by the affirmative vote of a majority of the remaining Directors, even if the remaining Directors constitute less than a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies. ~~Notwithstanding the foregoing sentence, Independent Directors shall nominate replacements for vacancies among the Independent Directors’ positions.~~ No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term. For the purposes of voting for Directors, each Share may be voted for as many individuals as there are Directors to be elected and for whose election the Share is entitled to be voted. Cumulative voting for Directors is prohibited. Unless the bylaws of the Company provide otherwise, a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a Director, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock.

~~Section 6.2 EXPERIENCE.  Each Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of Assets being acquired by the Company. At least one (1) of the Independent Directors shall have three years of relevant real estate experience, and at least one (1) of the Independent Directors shall be a financial expert with at least three years of relevant finance experience.~~

~~Section 6.3 COMMITTEES.  Subject to the MGCL, the Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors. Any Audit Committee established by the Board shall be composed solely of Independent Directors.~~

~~Section 6.4 TERM.  Except as may otherwise be provided in the terms of any Preferred Shares issued by the Company, each Director shall hold office for one (1) year, until the next annual meeting of Stockholders and until his successor is duly elected and qualifies. Directors may be elected to an unlimited number of successive terms.~~

~~SECTION 6.5~~SECTION 6.2 RESIGNATION~~,~~ OR REMOVAL ~~OR DEATH~~.   Any Director may resign by delivering ~~his resignation~~ notice to the Board, the Chairman of the Board, the chief executive officer or the Secretary. Any notice of resignation shall take effect ~~immediately~~ upon ~~its~~ receipt by the Board, the Chairman of the Board, the Chief Executive Officer or ~~at~~the Secretary of such ~~later time~~notice or upon any future date specified in the ~~resignation. Any~~notice. Subject to the rights of holders of one or more classes or series of Preferred Shares, any Director or the entire Board may be removed from office ~~with or without~~ at any time but only for cause, and then only by the affirmative vote of ~~the holders of not less than a majority of the Shares then outstanding and~~ Stockholders entitled to ~~vote~~cast at least two-thirds of the votes entitled to be cast generally in the election of ~~directors, subject~~Directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such Director caused demonstrable, material harm to the ~~rights of any Preferred Shares to elect or remove such Directors~~Company through bad faith or active and deliberate dishonesty.

ARTICLE VII.
POWERS OF THE BOARD OF DIRECTORS

SECTION 7.1 GENERAL.  The business and affairs of the Company shall be managed under the direction of the Board. ~~In accordance with the policies on investments and borrowing set forth in this Article VII and Article IX hereof, the Board shall monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out.~~ The Board may take any action that, in its sole judgment and discretion, is necessary or desirable to conduct the business of the Company. The Charter shall be construed with a presumption in favor of the grant of power and authority to the Board. Any construction of the Charter or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board included in this Article VII shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Charter or construed or deemed

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by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board under the general laws of the State of Maryland as now or hereafter in force.

SECTION 7.2 AUTHORIZATION BY BOARD OF STOCK ISSUANCE.  The Board may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration as the Board may deem advisable (~~including as compensation for the Independent Directors~~ or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws~~; provided that the issuance of Preferred Shares shall be approved by a majority of the Independent Directors not otherwise interested in the transaction, who shall have access, at the Company’s expense, to the Company’s legal counsel or to independent legal counsel.~~.

SECTION 7.3 FINANCINGS.  The Board shall have the power and authority to cause the Company to borrow or, in any other manner, raise money for the purposes and on the terms it determines, which terms may (i) include evidencing the same by issuance of Securities and (ii) have such provisions as the Board may determine (a) to reacquire such Securities; (b) to enter into other contracts or obligations on behalf of the Company; (c) to guarantee, indemnify or act as surety with respect to payment or performance of obligations of any Person; and (d) to mortgage, pledge, assign, grant security interests in or otherwise encumber the Company’s ~~Assets~~assets to secure any such Securities, contracts or obligations (including guarantees, indemnifications and suretyships); and to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Company or participate in any reorganization of obligors to the Company.

SECTION 7.4 REIT QUALIFICATION.  The Board shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Company as a REIT; provided, however, if the Board determines that it is no longer in the best interests of the Company to continue to be qualified as a REIT, the Board may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code. The Board also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Section 5.~~9~~7 is no longer required for REIT qualification.

SECTION 7.5 DETERMINATIONS BY BOARD.  The determination as to any of the following matters, made by or pursuant to the direction of the Board, shall be final and conclusive and shall be binding upon the Company and every Stockholder: the amount of the ~~Net Income~~net income of the Company for any period and the amount of ~~Assets~~assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other Distributions on Shares; the amount of paid-in surplus, ~~Net Assets~~net assets, other surplus, annual or other cash flow, funds from operations, adjusted or modified funds from operations, adjusted or modified funds from operations, net profit, ~~Net Assets~~net assets in excess of capital, undivided profits or excess of profits over losses on sales of ~~Assets~~assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation ~~of~~or resolution of any ambiguity with respect to any provision of the Charter (including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of ~~stock~~Shares) or the Bylaws; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company or any ~~shares of stock~~Shares; the number of ~~shares of stock~~Shares of any class of the Company; any matter relating to the acquisition, holding and disposition of any assets by the Company; ~~the application of any provision of the Charter in the case of any ambiguity, including, without limitation: (i) any provision of the definitions of any of the following: Affiliate, Independent Director and Sponsor, (ii) which amounts paid to the Advisor or its Affiliates are property-level expenses connected with the ownership of real estate interests, loans or other property, (iii) which expenses are excluded from the definition of Total Operating Expenses and (iv) whether expenses qualify as Organization and Offering Expenses; any conflict between the MGCL and the provisions set forth in the NASAA REIT Guidelines; any interpretation of the terms and conditions of one or more agreements with any Persons~~any interpretation of the terms and conditions of one or more agreements with any Person; or any other matter relating to the business and affairs of the Company or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board; provided, however, that any determination

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by the Board as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination.

~~Section 7.6 STOCKHOLDER CONCURRENCE REQUIRED.  Notwithstanding the foregoing, without concurrence of a majority of the outstanding Shares entitled to vote thereon, the Board may not (i) amend the Charter, except for amendments that do not adversely affect the rights, preferences and privileges of Stockholders (including amendments to provisions relating to Director qualifications, fiduciary duty, liability and indemnification, conflicts of interest, investment policies or investment restrictions), (ii) sell all or substantially all of the Assets other than in the ordinary course of the Company’s business or in connection with liquidation and dissolution or as otherwise permitted by law, (iii) cause the merger or similar reorganization of the Company except as permitted by law or (iv) dissolve or liquidate the Company, other than before the Company’s Initial Investment in Assets.~~

~~Section 7.7 VOTE OF MAJORITY OF INDEPENDENT DIRECTORS REQUIRED.   Notwithstanding the foregoing, a majority of the Independent Directors must approve matters relating to: (i) the requirement that a majority of Directors and of Independent Directors review and ratify the Charter at or before the first meeting of the Board; (ii) the duty of the Board to establish written policies on investments and borrowing and to monitor the administrative procedures, investment operations and performance of the Company and the Advisor to assure that such policies are carried out; (iii) the Company’s minimum capitalization; (iv) the Advisory Agreement; (v) liability and indemnification; (vi) reasonableness of the Company’s fees and expenses; (vii) limitations on Organization and Offering Expenses; (viii) limitations on Acquisition Fees and Acquisition Expenses; (viii) limitations on Total Operating Expenses; (ix) limitations on Real Estate commissions on resale of property; (x) limitations on incentive fees; (xi) Advisor compensation; (xii) the Independent Directors’ periodic duty to review the Company’s investment policies; (xiii) the authority of a majority of the Independent Directors to select an Independent Appraiser to determine the fair market value that the Company pays for Real Estate that it acquires both (a) when a majority of the Independent Directors determine to appoint an Independent Appraiser to determine fair market value in connection with any acquisition by the Company and (b) whenever the Company acquires property from the Advisor, the Directors, the Sponsor or their Affiliates; (xiv) the restrictions and procedures contained herein relating to meetings of Stockholders; (xv) the authority of a majority of Stockholders present in person or by proxy at an annual meeting at which a quorum is present, without the necessity for concurrence by the Board, to vote to elect the Directors; (xvi) those requirements of any Reinvestment Plan that the Board establishes, relating to periodic distribution of certain material information to Stockholders and opportunity for participating Stockholders to withdraw; (xvii) the adoption of a Plan of Liquidation or a postponement thereof; and (xviii) the requirement that a majority of Independent Directors must approve matters relating to the duties and restrictions enumerated in this Section 7.7.~~

~~ARTICLE VIII.~~
~~ADVISOR~~

~~SECTION 8.1 APPOINTMENT AND INITIAL INVESTMENT OF ADVISOR.  The Board is responsible for setting the general policies of the Company and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Company. However, the Board is not required personally to conduct the business of the Company, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one (1) year, although there is no limit to the number of times that a particular Advisor may be retained.~~

~~SECTION 8.2 SUPERVISION OF ADVISOR.  The Board shall evaluate the performance of the Advisor before entering into or renewing an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Advisor to assure that the~~

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~~administrative procedures, operations and programs of the Company are in the best interests of the Stockholders and are fulfilled. The Independent Directors are responsible for reviewing the total fees and expenses of the Company at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Company, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the Charter. The Independent Directors shall also supervise the performance of the Advisor and the compensation paid to the Advisor by the Company in order to determine that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Directors will consider factors such as (i) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Assets, (ii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company, (iii) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (iv) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Company or by others with whom the Company does business, (v) the quality and extent of service and advice furnished by the Advisor, (vi) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (vii) the quality of the Assets relative to the investments generated by the Advisor for its own account. The Independent Directors may also consider all other factors that they deem relevant, and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board. The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.~~

~~SECTION 8.3 FIDUCIARY OBLIGATIONS.  The Advisor shall have a fiduciary responsibility and duty to the Company and to the Stockholders.~~

~~SECTION 8.4 AFFILIATION AND FUNCTIONS.  The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.~~

~~SECTION 8.5 TERMINATION.  Either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement on sixty (60) days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Company and the Board in making an orderly transition of the advisory function.~~

~~SECTION 8.6 DISPOSITION FEE ON SALE OF PROPERTIES.  The Company may pay the Advisor a real estate commission upon Sale of one (1) or more Properties, in an amount equal to the lesser of (i) one-half (1/2) of the Competitive Real Estate Commission if a third party broker is also involved, or (ii) two percent (2%) of the sales price of such Property or Properties. Payment of such fee may be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property or Properties, as determined by a majority of the Independent Directors. In addition, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent (6%) of the sales price of such Property or Properties.~~

~~SECTION 8.7 INCENTIVE FEES.  The Company may pay (including through the issuance of an interest by the Operating Partnership) the Advisor or its Affiliates an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable. Such an interest in gain from the Sale of Assets shall be considered presumptively reasonable if it does not exceed fifteen percent (15%) of the balance of such net proceeds remaining after payment to Stockholders, in the aggregate, of an amount equal to one hundred percent (100%) of the Invested Capital, plus an amount equal to six percent (6%) of the Invested Capital per annum cumulative. In the case of multiple Advisors, such Advisor and any of their Affiliates shall~~

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~~be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Company Assets by each respective Advisor or any Affiliate.~~

~~SECTION 8.8 ORGANIZATION AND OFFERING EXPENSES LIMITATION.  The Company shall reimburse the Advisor and its Affiliates for Organization and Offering Expenses incurred by the Advisor or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable and shall in no event exceed fifteen percent (15%) of the Gross Proceeds of each Offering.~~

~~SECTION 8.9 ACQUISITION FEES.  The Company may pay the Advisor and its Affiliates fees for the review and evaluation of potential investments in Assets; provided, however, (i) that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable, and shall not exceed an amount equal to four and one-half percent (4.5%) of the Contract Purchase Price, or, in the case of a Mortgage, four and one-half percent (4.5%) of the funds advanced and (ii) that once all the proceeds from the Initial Public Offering have been fully invested, the total of all Acquisition Fees shall not exceed an amount equal to one and one-half percent (1.5%) of the Contract Purchase Price for all the Assets acquired; provided, however, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of these limits if they determine the transaction to be commercially competitive, fair and reasonable to the Company.~~

~~SECTION 8.10 ANNUAL SUBORDINATED PERFORMANCE FEE.  The Company may pay the Advisor an Annual Subordinated Performance Fee (“Annual Subordinated Performance Fee”) calculated on the basis of the Company’s total return to Stockholders; provided, that in any year in which the Company’s total return to Stockholders exceeds six percent (6%) per annum, the Advisor shall receive fifteen percent (15%) of the excess total return but shall not receive more than ten percent (10%) of the aggregate total return for such year.~~

~~SECTION 8.11 REIMBURSEMENT FOR TOTAL OPERATING EXPENSES.  The Company may reimburse the Advisor, at the end of each fiscal quarter, for Total Operating Expenses incurred by the Advisor; provided, however, that the Company shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of two percent (2%) of Average Invested Assets or twenty five percent (25%) of Net Income (the “2%/25% Guidelines”) for such year. The Independent Directors shall have the fiduciary responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board. Within sixty (60) days after the end of any fiscal quarter of the Company for which there is an Excess Amount which the Independent Directors conclude was justifiable and reimbursable to the Advisor, there shall be sent to the Stockholders a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified. If the Independent Directors do not determine that excess expenses are justified, the Advisor shall reimburse the Company at the end of the twelve month period the amount by which the annual expenses paid or incurred by the Company exceeded the 2%/25% Guidelines.~~

~~SECTION 8.12 REIMBURSEMENT LIMITATION.  The Company shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.~~

~~SECTION 8.13 NO FEES UPON INTERNALIZATION.  If the Board elects to internalize any management services provided by the Advisor, neither the Company nor the Operating Partnership shall pay any compensation or other remuneration to the Advisor or its Affiliates in connection with such internalization of management services.~~

~~ARTICLE IX.~~
~~INVESTMENT OBJECTIVES AND LIMITATIONS~~

~~SECTION 9.1 REVIEW OF OBJECTIVES.  The Independent Directors shall review the investment policies of the Company with sufficient frequency (not less often than annually) to determine that the policies~~

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~~being followed by the Company are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board.~~

~~SECTION 9.2 CERTAIN PERMITTED INVESTMENTS.  The following shall apply:~~

~~(i) The Company may invest in Assets.~~

~~(ii) The Company may invest in Joint Ventures with the Sponsor, the Advisor, one (1) or more Directors or any of their Affiliates only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Company and on substantially the same terms and conditions as those received by the other joint venturers.~~

~~(iii) Subject to any limitations in Section 9.3, the Company may invest in equity securities, provided that such investment shall be permitted only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable.~~

~~Section 9.3 INVESTMENT LIMITATIONS.  In addition to other investment restrictions imposed by the Board from time to time, consistent with the Company’s objective of qualifying as a REIT, unless otherwise determined with or upon the approval of a majority of Independent Directors, the following shall apply to the Company’s investments:~~

~~(i) Not more than ten percent (10%) of the Company’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.~~

~~(ii) The Company shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Company’s ordinary business of investing in Real Estate assets and Mortgages.~~

~~(iii) Except for those Mortgages insured or guaranteed by a government or government agency, the Company shall not invest in or make any Mortgage, unless an appraisal is obtained concerning the underlying property. In a transaction in which a majority of the Independent Directors so determine, and in any transaction with the Advisor, the Sponsor, any Director or any Affiliate thereof, such appraisal will be obtained from an Independent Appraiser concerning the underlying property. Such appraisals shall be maintained in the Company’s records for at least five (5) years and shall be available for inspection and duplication by any holder of Common Shares for a reasonable charge. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.~~

~~(iv) The Company shall not make or invest in any Mortgage, including a construction loan, on any one (1) property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to eighty-five percent (85%) of the appraised value of the property as determined by appraisal, unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent (5%) per annum of the principal balance of the loan.~~

~~(v) The Company shall not invest in indebtedness secured by a mortgage on real property which is subordinate to liens or other indebtedness or equity interests of the Advisor, the Sponsor, any Director or any Affiliate of the Company.~~

~~(vi) The Company shall not issue (A) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Company pursuant to any repurchase plan adopted by the Board on terms outlined in the Prospectus relating to any Offering, as such plan is thereafter amended in accordance with its terms); (B) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to~~

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~~properly service that higher level of debt; (C) equity Securities on a deferred payment basis or under similar arrangements; or (D) options or warrants to purchase shares of Capital Stock to the Advisor, the Directors, the Sponsor or any Affiliate thereof except on the same terms as such options or warrants, if any, are sold to the general public. The foregoing restrictions shall not prevent the Company from issuing options or warrants to the Advisor, the Directors, the Sponsor or any Affiliate thereof at exercise prices not less than the fair market value of the underlying Securities on the date of grant and for consideration (which may include services) that in the judgment of the Independent Directors has a market value not less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, the Directors, the Sponsor or any Affiliate thereof shall not exceed ten percent (10%) of the outstanding Shares on the date of grant. The voting rights per Share (other than any publicly held Share) sold in a private offering shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Company for each privately offered share bears to the book value of each outstanding publicly held share.~~

~~(vii) A majority of the Directors or a majority of a duly authorized committee of the Board shall authorize the consideration to be paid for each Asset, ordinarily based on the fair market value of the Asset. If a majority of the Independent Directors on the Board or such duly authorized committee determine, or if the Asset is acquired from the Advisor, a Director, the Sponsor or their Affiliates, such fair market value shall be determined by a qualified Independent Appraiser selected by such Independent Directors.~~

~~(viii) The Company will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.~~

~~(ix) The Company will not make any investment that the Company believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Company.~~

~~(x) The Company shall not invest in real estate contracts of sale unless such contracts are in recordable form and appropriately recorded in the chain of title.~~

~~(xi) The Company shall not engage in trading, as opposed to investment activities.~~

~~(xii) The Company shall not engage in underwriting activities or distribute, as agent, securities issued by others.~~

~~(xiii) The aggregate amount of borrowing shall not exceed three hundred percent (300%) of the Company’s Net Assets as of the date of the borrowing, which is generally expected to be approximately seventy-five percent (75%) of the cost of the Company’s investments, unless the excess is approved by a majority of the Independent Directors and disclosed to the Stockholders in the Company’s next quarterly report to Stockholders following such borrowing along with justification for such excess. This limitation, however, shall not apply to individual real estate assets or investments.~~

~~(xiv) The Company shall not acquire securities in any entity holding investments or engaging in activities prohibited by the restrictions on investments set forth in the foregoing clauses (i) through (xiii) of this Section 9.3.~~

~~ARTICLE X.~~
~~CONFLICTS OF INTEREST~~

~~SECTION 10.1 SALES AND LEASES TO THE COMPANY.  The Company may purchase or lease an Asset or Assets from the Sponsor, the Advisor, a Director, an officer or any Affiliate thereof upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction (i) that such transaction is fair and reasonable to the Company and (ii) that such transaction is at a price to the Company no greater than the cost of the Asset to such Sponsor, Advisor, Director, officer, Affiliate or, if the price to the Company is in excess of such cost, substantial justification exists for the excess and the excess is reasonable. In no event shall the purchase price paid by the Company for any such Asset exceed the Asset’s current appraised value.~~

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~~SECTION 10.2 SALES AND LEASES TO THE SPONSOR, ADVISOR, DIRECTORS OR AFFILIATES.   An Advisor, the Sponsor, a Director, an officer or any Affiliate thereof may only purchase or lease Assets from the Company if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.~~

~~SECTION 10.3 OTHER TRANSACTIONS.~~

~~(i) The Company shall not engage in any other transaction with the Sponsor, a Director, the Advisor or any Affiliates thereof unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.~~

~~(ii) The Company shall not make loans to the Sponsor, the Advisor, a Director, an officer or any Affiliates thereof except Mortgages pursuant to Section 9.3(ii) hereof or loans to wholly owned subsidiaries of the Company. The Sponsor, the Advisor, the Directors, the officers and any Affiliates thereof shall not make loans to the Company, or to Joint Ventures in which the Company is a co-venturer, unless approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties.~~

~~(iii) The Company may enter into Joint Ventures with the Sponsor, the Advisor, a Director and any Affiliates thereof, provided that (a) a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to the Company and (b) the investment by the Company is on substantially the same terms as those received by other joint venturers.~~

~~ARTICLE XI.~~
~~STOCKHOLDERS~~

~~Section 11.1 MEETINGS OF STOCKHOLDERS.  There shall be an annual meeting of the Stockholders, to be held on such date and at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted. The annual meeting will be held upon reasonable notice on a date that is within a reasonable period of time following the distribution of the Company’s annual report to Stockholders, but not less than thirty (30) days after delivery of such report. The Directors, including the Independent Directors, shall take reasonable steps to ensure that such notice is provided. The holders of a majority of Shares entitled to vote, present in person or by proxy, at an annual meeting at which a quorum is present may, without the necessity for concurrence by the Board, vote to elect the Directors. A quorum shall be the presence in person or by proxy of Stockholders entitled to cast at least fifty percent (50%) of all the votes entitled to be cast at such meeting on any matter. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the Chairman of the Board, the President, the Chief Executive Officer, a majority of the Directors or a majority of the Independent Directors, and shall be called by the Secretary of the Company to act on any matter that may properly be considered at a meeting of Stockholders upon written request of Stockholders entitled to cast not less than ten percent (10%) of all votes entitled to be cast on such matter at such meeting. The written request must be delivered in person or by mail and must state the purpose of the meeting and the matters proposed to be acted upon at the meeting. Within ten (10) days after receipt of such written request, either in person or by mail, the secretary of the Company shall inform the Stockholders who made such request of the reasonably estimated cost of preparing and mailing a notice of the proposed meeting; and within (10) ten days of his or her receipt of payment of such costs, the Secretary of the Company shall provide all Stockholders with written notice, either in person or by mail, of such meeting and the purpose of such meeting. Notwithstanding anything to the contrary herein, such meeting shall be held not less than fifteen (15) days nor more than sixty (60) days after the Secretary’s delivery of such notice. Subject to the foregoing sentence, if the meeting is called by written request of Stockholders as described in this Section 11.1, such meeting shall be held at the time and place specified in the Stockholders’ request; provided, however, that if none is so specified, such meeting shall be held at a time and place convenient to the Stockholders. If there are no Directors, the Secretary of the Company shall promptly call a special meeting of the Stockholders~~

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~~entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws. Without the approval of a majority of the Shares of stock entitled to vote on the matter, the Board may not (i) amend the Charter to materially and adversely affect the rights, preferences and privileges of the Stockholders; (ii) amend provisions of the Charter relating to director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Company other than before the Initial Investment in Property; (iv) sell all or substantially all of the Company’s Assets other than in the ordinary course of business or as otherwise permitted by law; or (v) cause the merger or similar reorganization of the Company except as permitted by law.~~

~~Section 11.2 VOTING RIGHTS OF STOCKHOLDERS.  Subject to the provisions of any class or series of Shares of stock then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (a) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 6.1, 6.4 and 11.1 hereof; (b) amendment of the Charter, without the necessity for concurrence by the Board, as provided in Article XIII hereof; (c) dissolution of the Company, without the necessity for concurrence by the Board; (d) to the extent required under Maryland law, merger or consolidation of the Company or the sale or other disposition of all or substantially all of the Company’s Assets; and (e) such other matters with respect to which the Board has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Stockholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board. Without the approval of a majority of the Shares of stock entitled to vote on the matter, the Board may not (i) amend the Charter to materially and adversely affect the rights, preferences and privileges of the Stockholders; (ii) amend provisions of the Charter relating to director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Company other than before the Initial Investment in property; (iv) sell all or substantially all of the Company’s Assets other than in the ordinary course of business or as otherwise permitted by law; or (v) cause the merger or similar reorganization of the Company except as permitted by law.~~

~~Section 11.3 EXTRAORDINARY ACTIONS.~~

ARTICLE VIII. ~~Notwithstanding~~
EXTRAORDINARY ACTIONS

Except as specifically provided in Section 6.2 hereof (relating to removal of Directors) and in the last sentence of Article X, notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of ~~the holders of Shares of stock~~Stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board and taken or approved by the affirmative vote of ~~holders of Shares~~Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

~~SECTION 11.4 VOTING LIMITATIONS ON SHARES HELD BY THE ADVISOR, DIRECTORS AND AFFILIATES.  With respect to Shares owned by the Advisor, any Director or any of their Affiliates, neither the Advisor, nor such Director(s), nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, such Director(s) or any of their Affiliates or any transaction between the Company and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, such Director(s) and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.~~

~~SECTION 11.5 RIGHT OF INSPECTION.  Any Stockholder and any designated representative thereof shall be permitted access to the records of the Company at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Company books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.~~

~~SECTION 11.6 ACCESS TO STOCKHOLDER LIST.  An alphabetical list of the names, addresses and telephone numbers of the Stockholders of the Company, along with the number of Shares held by each of~~

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~~them (the “Stockholder List”), shall be maintained as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Company upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of the Stockholder List shall be mailed to any Stockholder so requesting within ten days of receipt by the Company of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Company may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholders’ voting rights, and the exercise of Stockholder rights under federal proxy laws.~~

~~If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any Stockholder requesting the Stockholder List for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure the Stockholder List or other information for the purpose of selling the Stockholder List or copies thereof, or of using the same for a commercial purpose, other than in the interest of the applicant as a Stockholder relative to the affairs of the Company. The Company may require the Stockholder requesting the Stockholder List to represent that the Stockholder List is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.~~

~~SECTION 11.7 REPORTS.  The Directors, including the Independent Directors, shall take reasonable steps to insure that the Company shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly held Securities within one hundred twenty (120) days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the Commencement of the Initial Public Offering that shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Company; (iv) the Total Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of Net Income; (v) a report from the Independent Directors that the policies being followed by the Company are in the best interests of its Stockholders and the basis for such determination; and (vi) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, the Directors, the Advisors, the Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.~~

~~SECTION 11.8~~ ARTICLE IX.
TENDER OFFERS

~~.~~ If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person must comply with all of the provisions of Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent (5%) of the outstanding Shares of the stock of the Company; provided, however, that unless otherwise required by the Exchange Act, such documents are not required to be filed with the Securities and Exchange Commission. In addition, any such Person must provide notice to the Corporation at least ten (10) business days prior to initiating any such tender offer. No Stockholder may Transfer any Shares held by such Stockholder to any Person who initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”) unless such Stockholder shall have first offered such Shares to the Corporation at the greater of (i) the tender offer price, and (ii) the following, as applicable: (A) if the Company has an effective Share repurchase plan at the time of such Non-Compliant Tender Offer, the price at

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which such Stockholder would be able to sell such Shares pursuant to the Corporation’s Share repurchase plan, (B) if the Company does not have an effective repurchase plan at the time of such Non-Compliant Tender Offer and it has not yet determined a Net Asset value per share, the price at which such Stockholder would have been able to sell such shares pursuant to the Corporation’s Share repurchase plan immediately prior to the suspension or termination of the Corporation’s Share repurchase plan, or (C) if the Company does not have an effective Share repurchase plan at the time of such Non-Compliant Tender Offer and it has determined a Net Asset value per share, the price equal to Net Asset value per share (as calculated in the Prospectus) at such time as determined by the Board. In addition, any Person who makes a Non-Compliant Tender Offer shall be responsible for all expenses incurred by the Company in connection with the enforcement of the provisions of this Section 11.8, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer. In addition to the remedies provided herein, the Company may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This ~~Section 11.8~~Article IX shall be of no force or effect ~~with respect to any Shares that are then Listed.~~ once the Company has a class of common stock listed on a national securities exchange or national securities association (or a facility thereof).

~~ARTICLE XII.~~ARTICLE X.
LIABILITY OF STOCKHOLDERS, DIRECTORS, ~~ADVISORS~~ AND
~~AFFILIATES; TRANSACTIONS BETWEEN AFFILIATES AND THE COMPANY~~OFFICERS

~~SECTION 12.1~~SECTION 10.1 LIMITATION OF STOCKHOLDER LIABILITY.  No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Company’s ~~Assets~~assets or the affairs of the Company by reason of being a Stockholder.

~~SECTION 12.2~~SECTION 10.2 LIMITATION OF DIRECTOR AND OFFICER LIABILITY; INDEMNIFICATION~~.~~

(a) ~~Subject to~~ To the ~~limitations set forth under~~maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or ~~in paragraph (c) or (d) below, no~~former Director or officer of the Company shall be liable to the Company or ~~its~~the Stockholders for money damages. Neither the amendment nor repeal of this Section ~~12~~10.2(a), nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section ~~12~~10.2(a), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

(b) ~~Subject~~ The Company shall have the power, to the ~~limitations set forth under~~maximum extent permitted by Maryland law ~~or~~ in ~~paragraph (c) or (d) below, the Company shall~~ effect from time to time, to obligate itself to indemnify, and~~, without requiring a preliminary determination of the ultimate entitlement to indemnification,~~ to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Company ~~and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity,~~or (ii) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise from and ~~who is made~~against any claim or ~~threatened~~liability to ~~be made a party to the proceeding~~which such person may become subject or which such person may incur by reason of his or her service in that capacity ~~or (iii) the Advisor of any of its Affiliates acting as an agent of the~~. The Company~~. The rights of a Director or officer to indemnification and advance of expenses provided hereby~~ shall ~~vest immediately upon election of such Director or officer. The Company may~~have the power, with the approval of the Board ~~or any duly authorized committee thereof,,~~ to provide such indemnification and ~~advance for~~advancement of expenses to a ~~Person~~person who served ~~a~~as predecessor of the Company in any of the capacities described in (i) or (ii) above and to any employee or agent of the Company or a predecessor of the Company. ~~The Board may take such action as is necessary to carry out this Section 12.2(b). No amendment of the Charter or repeal of any of its provisions shall~~

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limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

~~(c) Notwithstanding anything to the contrary contained in paragraph (a) or (b) above, the Company shall not provide for indemnification of a Director, the Advisor or any Affiliate of the Advisor (the “Indemnitee”) for any liability or loss suffered by any of them and the Company shall not provide that an Indemnitee be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met:~~

~~(i) The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company.~~

~~(ii) The Indemnitee was acting on behalf of or performing services for the Company.~~

~~(iii) Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.~~

~~(iv) Such indemnification or agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.~~

~~(d) Notwithstanding anything to the contrary contained in paragraph (a) or (b) above, the Company shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee, or any Person acting as a broker-dealer, unless one (1) or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee or any Person acting as a broker-dealer; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee or any Person acting as a broker-dealer; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee, or any Person acting as a broker-dealer, and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.~~

~~SECTION 12.3 PAYMENT OF EXPENSES.  The Company may pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding only if: (i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (ii) the Indemnitee provides the Company with a written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Company as authorized by Section 12.2, (iii) the proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (iv) the Indemnitee provides the Company with a written undertaking to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct.~~

~~SECTION 12.4~~SECTION 10.3 EXPRESS EXCULPATORY CLAUSES IN INSTRUMENTS.  Neither the Stockholders nor the Directors, officers, employees or agents of the Company shall be liable under any written instrument creating an obligation of the Company by reason of their being Stockholders, Directors, officers, employees or agents of the Company, and all Persons shall look solely to the Company’s ~~Assets~~assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent of the Company liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Company be liable to anyone as a result of such omission.

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~~ARTICLE XIII.~~ARTICLE XI.
AMENDMENTS

The Company reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any outstanding Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except as otherwise provided in the next sentence and except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of Stockholders entitled to cast a majority of all the votes entitled to be cast on the matter~~, including, without limitation, (i) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (ii) any amendment to Sections 6.2 and 6.5 of Article VI, Article IX, Article X, Article XII, Article XIV, Article XV and this Article XIII (or any other amendment of the Charter that would have the effect of amending such sections).~~. However, any amendment to the second sentence of Section 6.2 hereof or to this section of the Charter shall be valid only if declared advisable by the Board and approved by the affirmative vote of Stockholders entitled to cast at least two-thirds of all votes entitled to be cast on the matter.

~~ARTICLE XIV.~~
~~ROLL-UP TRANSACTIONS~~

~~(i) In connection with any proposed Roll-Up Transaction, an appraisal of all of the Company’s assets shall be obtained from a competent Independent Appraiser. The Company’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a 12-month period. If the appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the states as an exhibit to the registration statement for the offering. Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act, and comparable provisions under state laws for any material misrepresentations or omissions in the appraisal. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Company and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up Transaction, the person sponsoring the Roll-Up Transaction shall offer to holders of Common Shares who vote against the proposed Roll-Up Transaction the choice of:~~

~~(a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(b) one (1) of the following:~~

~~(I) remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously; or~~

~~(II) receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the net assets of the Company.~~

~~(ii) The Company is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(a) that would result in the holders of Common Shares having voting rights in a Roll-Up Entity that are less than the rights provided for in Article XI hereof;~~

~~(b) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares of stock by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of shares held by that investor;~~

A-II-33

~~(c) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 11.5 and 11.6 hereof; or~~

~~(d) in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is rejected by the holders of Common Shares.~~

~~ARTICLE XV.~~
~~DURATION~~

~~If the Board has not determined to pursue a Liquidity Event by the sixth anniversary of the Termination of the Initial Public Offering, the Board shall adopt a resolution declaring that a proposed liquidation of the Company is advisable on substantially the terms and conditions set forth in, or referred to, in the resolution (the “Plan of Liquidation”) and directing that the proposed Plan of Liquidation be submitted for consideration at either an annual or special meeting of the Stockholders provided, however, that the adoption of a Plan of Liquidation by the Board and the submission thereof to the Stockholders may be postponed if a majority of Directors, including a majority of Independent Directors, determines that a liquidation is not then in the best interest of the Stockholders. If the adoption of a Plan of Liquidation and the submission thereof to the Stockholders is so postponed, the Board shall reconsider whether the liquidation is in the best interest of the Stockholders at least annually and further postponement of the adoption of a Plan of Liquidation and the submission thereof to the Stockholders shall only be permitted if a majority of Directors, including a majority of Independent Directors, again determines that a liquidation would not then be in the best interest of the Stockholders. If the Board adopts a Plan of Liquidation and the Stockholders do not approve the Plan of Liquidation, (i) the Company shall continue operating and (ii) upon the written request of Stockholders owning in the aggregate not less than ten percent (10%) of the then outstanding Common Shares, the Board shall resubmit the Plan of Liquidation for consideration by proxy statement to the Stockholders up to once every two (2) years. If the Board adopts a Plan of Liquidation and the Stockholders approve the Plan of Liquidation, the Board shall commence an orderly liquidation of the Assets pursuant to such Plan of Liquidation. If listing occurs on or before the sixth anniversary of the Termination of the Initial Public Offering, the Company shall continue perpetually unless dissolved pursuant to any applicable provision of the MGCL.~~

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BENEFIT STREET PARTNERS REALTY TRUST

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com/BSPRT or scan the QR Barcode above
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E24307-P90881 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

BENEFIT STREET PARTNERS REALTY TRUST, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. ELECTION OF DIRECTORS

Nominees:	**For**	**Against**	**Abstain**
1a. Richard J. Byrne	☐	☐	☐
1b. Jamie Handwerker	☐	☐	☐
1c. Peter J. McDonough	☐	☐	☐
1d. Buford H. Ortale	☐	☐	☐
1e. Elizabeth K. Tuppeny	☐	☐	☐
2. RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR 2017	☐	☐	☐
3. APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING OUR STOCK AND STOCKHOLDER VOTING RIGHTS	☐	☐	☐
4. APPROVAL OF PROPOSED AMENDMENTS TO THE CHARTER TO REMOVE OR REVISE CERTAIN PROVISIONS REGARDING STOCKHOLDER INFORMATION RIGHTS	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com/BSPRT.

E24308-P90881

BENEFIT STREET PARTNERS REALTY TRUST, INC.
Annual Meeting of Stockholders
May 31, 2017 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder of Benefit Street Partners Realty Trust, Inc. (the "Company"), hereby appoints Richard J. Byrne and Micah Goodman, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held at the Harmonie Club at 4 East 60th Street, New York, New York 10022 on May 31, 2017, commencing at 10:00 a.m., local time, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such Annual Meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in his/her discretion on such matters as may properly come before the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast "FOR" the Proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the Annual Meeting to another time or place for the purpose of soliciting additional proxies that may properly come before the Annual Meeting or any adjournment or postponement thereof. At the present time, the Board of Directors knows of no other matters to be presented at the Annual Meeting.

Continued and to be signed on reverse side

V.1.1